[Front Cover]
VANGUARD INTERNATIONAL EXPLORER(TM) FUND
ANNUAL REPORT

OCTOBER 31, 2002
[GRAPHIC]
THE VANGUARD GROUP(R) LOGO
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EARNING YOUR TRUST EVERY DAY
The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.
     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.
     Vanguard is a name that should stand out. Why?
     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.
     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.
     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


[PICTURE OF JOHN J. BRENNAN]
/S/ JOHN J. BRENNAN
--John J. Brennan
Chairman and Chief Executive Officer
================================================================================

SUMMARY
* Vanguard International Explorer Fund fell -9.2% during the 12 months ended October 31, 2002, as the global bear market in stocks reached nearly three years in length.
* Our result was in line with the average perfor-mance of competing mutual funds, but it lagged the return of the Salomon Smith Barney EM EPAC Index, an unmanaged measure of international small-cap stocks.
* Before July 2002, your fund was organized as Schroder International Smaller Companies Fund. The name changed when it joined The Vanguard Group.
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CONTENTS

1    Letter from the Chairman
7    Notice to Shareholders
8    Report from the Adviser
11   Fund Profile
13   Glossary of Investment Terms
14   Performance Summary
15   Your Fund's After-Tax Returns
16   Financial Statements

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LETTER FROM THE CHAIRMAN

Fellow Shareholder,

This is the first of my reports to the investors in Vanguard(R) International Explorer(TM) Fund. I extend a sincere welcome to shareholders who are new to Vanguard.
     Before July 2002, Schroder Investment Management North America sponsored your fund and managed its investments. Under a reorganization approved by shareholders, the fund joined The Vanguard Group in late June. We have assumed responsibility for fund distribution and shareholder services, while Schroder remains as the fund's investment adviser. Neither the fund's investment objective--to provide long-term capital appreciation-- nor its investment strategies have changed.
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2002 TOTAL RETURNS                                            Fiscal Year Ended
                                                                     October 31
--------------------------------------------------------------------------------
Vanguard International Explorer Fund                                       -9.2%
Average International Small-Cap Fund*                                      -9.3
Salomon Smith Barney EM EPAC Index                                         -6.4
MSCI All Country World Index Free ex USA                                  -10.9
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     Unfortunately, during the 12 months ended October 31, those strategies did not protect the fund's share price. It declined -10.6% as the global bear market in stocks stretched into a third year. A return of 1.4% from net investment income, derived primarily from stock dividends and paid to shareholders in December 2001, offset some of the price decline, leaving Vanguard International Explorer Fund with a total return of -9.2%.
     As shown in the table above, the fund's performance virtually mirrored that of the average international small-capitalization mutual fund (-9.3%). The fund proved less resilient, however, than the Salomon Smith Barney Extended Market Europe & Pacific (EM EPAC) Index, a broad measure of smaller international stocks, which declined -6.4%. Our underperformance primarily stemmed from poor stock selection in three sectors: consumer noncyclicals, energy, and basic materials.
DEVELOPED EQUITY MARKETS AROUND THE GLOBE FELL; THE EMERGING MARKETS ROSE
Among international markets, there were few places to hide from the global stock market storm. Stocks outside the United States, as measured by the Morgan Stanley Capital International All Country World Index Free ex USA, fell -10.9% in
================================================================================
If you own Vanguard International Explorer Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 15.
================================================================================

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MARKET BAROMETER                                   Average Annual Total Returns
                                                 Periods Ended October 31, 2002
                                             -----------------------------------
                                              One         Three           Five
                                             Year         Years          Years
--------------------------------------------------------------------------------
STOCKS
MSCI All Country World Index Free
 ex USA (Broad international market)        -10.9%        -13.1%          -3.0%
Russell 1000 Index (Large-caps)             -14.6         -11.7            0.7
Russell 2000 Index (Small-caps)             -11.6          -3.2           -1.7
Wilshire 5000 Index (Entire market)         -13.4         -11.3            0.1
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                   5.9%          9.2%           7.4%
 (Entire market)
Lehman 10 Year Municipal Bond Index           6.2           8.2            6.3
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                     1.9           4.1            4.4
--------------------------------------------------------------------------------
CPI
Consumer Price Index                          2.0%          2.5%           2.3%
--------------------------------------------------------------------------------
U.S. dollars. This result reflected significant price declines among large- and mid- cap stocks in the developed markets, offset a bit by positive returns in the emerging markets. (The U.S. stock market, plagued by weak corporate earnings, a tepid economy, and talk of war with Iraq, returned -13.4%, as measured by the Wilshire 5000 Total Market Index.)
     Small-cap international companies, as measured by the Salomon Smith Barney EM EPAC Index, fell -6.4%. Stocks of all sizes in the developed markets did worse in local currencies, but the dollar weakened versus the British pound, the euro, and the Swiss franc, offsetting some of the damage for U.S. investors.
     The emerging stock markets, as measured by the Select Emerging Markets Free Index, gained 14.8% in local currencies. Here, however, currency fluctuations worked against U.S. investors, slicing the return to just 5.8% in dollars.

* WORLD ECONOMIES GREW, BUT NOT BY MUCH
As stocks fell, international economic growth resumed--but just barely. The real (inflation-adjusted) gross domestic product of the dozen member nations of Europe's Economic and Monetary Union grew 0.4% in both the first and second quarters of 2002. Sluggish growth in personal spending and a second year of declining equipment purchases by businesses took the blame for the slow nature of the Eurozone recovery. The British economy proved stronger, though GDP growth in the United Kingdom remained well off the pace set in the late 1990s.
     The Japanese economy also expanded, ending a string of three consecutive quarterly declines in output. But falling consumer prices and the prospect of higher unemployment--one possible result of proposed banking reforms, which could force some
================================================================================
Sluggish growth in personal spending and declining equipment purchases by businesses took the blame for the slow Eurozone recovery.
================================================================================
2
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businesses  into  bankruptcy--led  analysts to caution  that  Japanese  economic growth could falter once more.
     On balance, advanced economies were on track to grow 1.7%, collec-tively, in 2002, up from 0.8% in 2001, the International Monetary Fund said in September. Developing economies, led by China, were expected to grow more than twice as much (+4.2%).
     The U.S. economy recovered from 2001's recession, but in a halting manner. The nation's gross domestic product, adjusted for inflation, surged at an annual rate of 5.0% in the first quarter of 2002, but the growth rate slowed as the year progressed. In a promising sign, however, business spending on computer hardware and software grew modestly between July and September after a lengthy period of steep declines.

THE STRATEGY AND RISKS OF YOUR FUND
Before I discuss the reasons that the fund performed as it did in fiscal 2002, I'd like to review the strategy and risks of Vanguard International Explorer Fund.
     In pursuing long-term capital growth, the fund invests primarily in stocks of small companies located outside the United States. Typically, these companies have market capitalizations of $2.5 billion or less. (For reference: BP--the largest European stock as of October 31--is nearly 60 times that size.) Our investment adviser, Schroder Investment Management North America, believes that many small-cap stocks are underresearched, providing opportunities to invest in attractively valued issues, sometimes at early stages in a company's growth.
     In searching for companies that will deliver above-average earnings growth, Schroder takes a team approach: An investment committee determines country allocations for the fund. In each of four areas--Continental Europe, the United Kingdom, Japan, and the Pacific region excluding Japan--a portfolio manager handles the stock selection. Matthew Dobbs, a senior vice president who has been with the firm for 20 years, has overall responsibility for the fund's investment policy and management.
     Your fund should be relatively well diversified at all times. As of October 31, for example, it held 190 stocks from 18 countries, and the ten largest holdings accounted for less than 13% of its net assets. Yet it's possible to have a more diversified international small-cap portfolio--the Salomon Smith Barney EM EPAC Index includes about 3,000 stocks. Put another way, your fund currently holds one stock for every 15 in the index; the other 14 could do better.
     But the chance that the International Explorer Fund will fail to hold the best stocks, causing it to trail one or more unmanaged benchmarks, is hardly the only risk faced by shareholders. The fund also could lag competing


                                                                               3
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mutual funds.  And no matter how it performs on a relative basis, our fund, like any equity offering, subjects shareholders to market risk--the chance that stock prices may decline over short or even extended periods.

THE FUND DELIVERED A WEAK PERFORMANCE IN FISCAL 2002
The risks of the International Explorer Fund revealed themselves during the 12 months ended October 31. The fund's -9.2% return, obviously disappointing in absolute terms, was also weak compared with the -6.4% return of the Salomon Smith Barney EM EPAC Index. As noted, our underperformance was mainly the result of the dismal performance of our holdings of consumer noncyclicals, energy, and basic materials stocks.
     Consumer noncyclicals, which include food and beverage companies, accounted for 10% of the fund's assets, on average, during the period--just a hair less than the sector's weighting in the unmanaged index. But while the index's stocks returned roughly 3%, our selections in the group shed a quarter of their value. The story was similar in both the basic materials (chemical and paper companies) and energy sectors; our holdings in those categories plunged -20% and -56%, respectively, despite a modest rise in the former group and a modest decline in the latter in the index.
     A modest cash reserve (3% of assets, on average) proved to be a relatively big "winner" for the fund, providing some income as most stocks were declining. Schroder's stock selections among utilities and industrial goods & services companies also turned out relatively well.
     For more information about our result, read the Report from the Adviser, which begins on page 8.

THOUGH UNINSPIRED LATELY, THE FUND'S LONGER-TERM RECORD IS SOLID
Market risk has been conspicuous in recent years. Indeed, the fund's negative return for the 2002 fiscal year followed a -28.7% decline in fiscal 2001. The fund's cumulative total return during the last 24 months was -35.3%, in line with the average result of competing funds (-35.1%), but worse than the decline in the EM EPAC Index (-24.3%). Poor stock selection, offset somewhat by successful currency hedging, has been to blame.
     We recognize that even relatively short periods, such as the two and a half years that have passed since most stock markets peaked, can feel much longer. But we intend to review the results of your fund, its average competitor, and a relevant unmanaged index over extended periods--eventually, a decade or more. That's because most investors have long-term plans for their
================================================================================
To share in the market's potential long-term appreciation, stay invested and pay attention to costs.
================================================================================


4
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TOTAL RETURNS                                        November 4, 1996,* through
                                                               October 31, 2002
                                                   -----------------------------
                                                  Average        Final Value of
                                                   Annual             a $10,000
                                                   Return    Initial Investment
--------------------------------------------------------------------------------

International Explorer Fund**                         4.5%              $13,034
Average International
 Small-Cap Fund                                       2.3                11,469
Salomon Smith Barney
 EM EPAC Index                                       -3.1                 8,291
MSCI All Country World Index
 Free ex USA                                         -2.4                 8,666
--------------------------------------------------------------------------------
*The fund's inception date.
**Prior to June 29, 2002, the fund was organized as Schroder International Smaller Companies Fund.

money. For investors working toward retirement or other goals that are decades away, periods of a few years simply are not that meaningful. At the end of fiscal 2002, however, your fund had been in existence for just under six years. As shown in the adjacent table, it returned 4.5%, on an average annual basis, from its inception through October 31. Though modest, that gain comfortably surpassed the results of the average international small-cap fund and the Salomon Smith Barney EM EPAC Index.
     While we cannot know the market's future course, we do know some important facts:
     * Share prices can change direction in a hurry, as we saw when the greatest bull market in history gave way to one of the nastiest bear markets in memory. Investors who want to share in the market's potential long-term appreciation must stay invested.
     * Costs matter. Our fund carries an expense ratio (operating expenses as a percentage of average net assets) of 1.04%, or $10.40 each year per $1,000 in assets. Our average peer charges its shareholders 1.98%--nearly twice as much. Funds that charge more must derive higher gross returns from the markets just to make up for their expenses. Delivering these higher returns is a tall order, especially over long periods.

THE ROLE OF THE INTERNATIONAL EXPLORER FUND IN YOUR PORTFOLIO
At Vanguard, we have said innumerable times that investors should main-tain broadly diversified portfolios containing stock funds, bond funds, and short-term investments in proportion to their goals, time horizon, and risk tolerance. The last two years amply demonstrate why we've been repeating ourselves. Diversification is vital to a good investment program; it can soften the blow when bear markets set in, making it easier to stick with a long-term financial plan.
     Vanguard International Explorer Fund provides low-cost exposure to small-cap international stocks, which may not always move in tandem with other equities. But we advocate having stakes in larger international stocks, too. And we certainly believe that U.S. investors should hold the bulk of their equity portfolios in U.S. stocks.

     If you maintain a balanced, diversified portfolio and continue invest-ing through bad times and good, you will have taken a big step toward a comfortable retirement or toward successfully realizing any other long-term investment objectives you may have.
     Thank you for placing your trust in Vanguard.


Sincerely,
/s/John J. Brennan

John J. Brennan
Chairman and Chief Executive Officer
November 19, 2002



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YOUR FUND'S PERFORMANCE AT A GLANCE           October 31, 2001-October 31, 2002

                                                        Distributions Per Share
                                                --------------------------------
                                        Starting      Ending     Income Capital
                                     Share Price Share Price  Dividends   Gains
--------------------------------------------------------------------------------
INTERNATIONAL EXPLORER FUND                $9.07       $8.11     $0.14    $0.00
--------------------------------------------------------------------------------

================================================================================
NOTICE TO SHAREHOLDERS
At a special meeting on June 18, 2002, shareholders of Schroder International Smaller Companies Fund (the "Schroder Fund") approved a proposal to reorganize the Schroder Fund into Vanguard International Explorer Fund. Each shareholder of the Schroder Fund received one share (or fraction of a share) of Vanguard International Explorer Fund for each share (or fraction of a share) owned of the Schroder Fund. Shares of the two funds at the time of the reorganization had the same net asset value. The reorganization was approved by 1,674,034.97 shares, or 98.22% of the shares of those who voted. In all, the owners of 11,010.59 shares voted no, and the owners of 19,266.00 shares abstained.
================================================================================

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REPORT FROM THE ADVISER

In fiscal 2002, Vanguard International Explorer Fund returned -9.2%. This compared with a -6.4% decline in the Salomon Smith Barney EM EPAC Index.

THE INVESTMENT ENVIRONMENT
During the 12 months ended October 31, 2002, the fortunes of small-capitalization equities broadly reflected the wider trends among stocks. After a strong recovery in the first seven months of the period--with investors encouraged by supportive economic indicators and broadly accommodative monetary conditions--global equity markets fell sharply as the outlook for the U.S. economy darkened and final demand in Japan and Germany remained subdued. Uncertainty over a potential war with Iraq put pressure on investor confidence, as did a rise in oil prices.
     Consequently, all major markets registered negative returns for the 12 months, with Japanese small-cap stocks falling -15.0% and European small-caps declining -5.5%. Only the smaller Asian markets--notably Singapore (+9.8%) and South Korea (+29.4%)--offered positive returns.
     It is perhaps of little consolation that small-cap equities generally lost less money than large stocks in the fiscal year: The decline in the EM EPAC Index compared with a -13.2% decline in the MSCI EAFE Index, which measures developed markets and is dominated by large-cap stocks. Outperformance by small-caps was evident in every major market, though it was most dramatic in Europe. In part, the performance difference reflected the more attractive valuations of small-caps, something that was particularly beneficial during a period when risk aversion was on the rise. Small-caps also benefited from sector-based factors; in Europe, for example, larger stocks in areas such as telecommunica-tions and financials were particularly weak. With a number of large companies revealing problems related to corporate governance and a lack of transparency in financial accounting, the relatively simple structures of smaller companies stood them in good stead.

OUR SUCCESSES AND FAILURES
Over the period as a whole, our performance lagged that of the EM EPAC Index. A major reason for this was our relative tilt toward growth stocks during a period when value issues generally outperformed.
================================================================================
INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved in markets outside the United States by selecting stocks of smaller companies that are attractively valued and that have significant competitive advantages, solid fundamentals, high-quality management, and strong balance sheets.
================================================================================

     The underperformance by growth stocks was particularly notable in the markets of Continental Europe, where our pro-growth tilt was also the greatest. This tilt contributed to our poor stock selection in these markets--the single most important contributor to the fund's underperformance over the 12 months. Another problem in Europe was our focus on stocks that we believed would benefit from the long-term outsourcing trend. The benefits have failed to materialize so far, as corporate spending has remained under pressure.
     On a more positive note, our stock selection in the United Kingdom was strong, reflecting our focus on companies exposed to buoyant consumer spending and solid public investment. A number of our holdings in the U.K. housing, construction, and transportation sectors performed well. In Asia, stock selection put us a bit ahead of the benchmark in Japan but more so in other markets, particularly Singapore.
     The fund's asset and country allocations helped its relative performance. We benefited from maintaining some cash holdings, which can serve as a cushion when markets generally are falling, and also from our cautious stance on equities in Switzerland and Germany, which were relatively weak during the year. Also helpful was our currency hedging out of Japanese yen, initially into U.S. dollars and lately into euros.

THE FUND'S POSITIONING
Our approach to portfolio construction for the International Explorer Fund is very stock-specific. Nevertheless, the overall positioning of the portfolio reflects some broader economic themes. Our relatively cautious stance toward Japan--and indeed our currency hedge--reflect the longer-term structural issues and weak growth drivers that constrain that economy. We are much more attracted to the smaller, more dynamic markets elsewhere in the region, such as South Korea and, as a gateway to China, Hong Kong. Within Europe, we aim to focus on countries that appear to have superior growth prospects. Currently, the United Kingdom falls into this category, as do the peripheral Eurozone countries such as Finland, Greece, and Ireland.
     At the stock-selection level, we endeavor to identify companies that offer solid and visible earnings growth which appears to be insufficiently recognized by investors. Often a small company can exploit structural economic changes that would have little benefit for a larger company. In addition, it is often the case that a relatively narrow but fast-growing market, product, or technology can be accessed only through investments in smaller companies. Focusing on small companies can have even more value when the global economic outlook is subdued and overall pricing power is weak.
     Local market conditions are very important in the assessment of smaller-company investments. In the International Explorer Fund, this is illustrated by the differing focus of our portfolio in each region. In Japan, our key themes include information-technology component manufacturers (an area in which a number of smaller companies demonstrate global competitiveness), focused retailers that continue to increase their share of the sluggish consumer market, and a range of companies that should benefit from industry restructuring and consolidation. Elsewhere in Asia, the emphasis is on companies that should benefit from growth in domestic demand--in South Korea, for example, we like companies focusing on personal consumption; in Singapore, transportation companies; and in Hong Kong, companies that are making meaningful inroads into China.
     In Continental Europe, we are looking for companies that should benefit from the growing trend toward outsourcing by the corporate sector--a process much less developed there than in either the United States or the United Kingdom. As noted above, in the short term these companies have suffered from the overall pressure on corporate spending, but the longer-term trends are very favorable. Another area of focus is the health care industry. We believe that solid investment opportunities are being created by demographic trends and by regional governments' political realization of the need for a growing private-sector role.
     In the United Kingdom, we continue to focus on the consumer services sector and on beneficiaries of the growing public investment in areas such as transportation, education, and health. The fund has a relatively heavy exposure to companies in the leisure and residential housing sectors and to those that are active in managing government-sponsored infrastructure projects.

Matthew Dobbs, Senior Vice President
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

November 8, 2002

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FUND PROFILE                                             As of October 31, 2002

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged market index. Key terms are defined on page 13.

INTERNATIONAL EXPLORER FUND
--------------------------------------------------------------------------------

PORTFOLIO CHARACTERISTICS
                                                                        Salomon
                                                         Fund            Index*
--------------------------------------------------------------------------------

Number of Stocks                                          190             2,911
Turnover Rate                                             40%                --
Expense Ratio                                           1.04%                --
Cash Investments                                         5.9%                --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)
Alten                                                    1.5%
(computer software and services)
SGS Societe Generale de Surveillance
 Holding SA (Registered)                                 1.4
 (diversified services)
Taylor Woodrow PLC                                       1.3
 (real estate)
Stanley Leisure PLC                                      1.3
 (leisure)
Forth Ports PLC                                          1.3
 (transportation)
Emap PLC                                                 1.3
 (media)
Venture Corp. Ltd.                                       1.2
 (electronics)
Galen Holdings PLC                                       1.2
 (pharmaceuticals)
ISS A/S                                                  1.1
 (diversified services)
Paragon Group Companies PLC                              1.1
 (financial services)
--------------------------------------------------------------------------------
Top Ten                                                 12.7%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                                                        Salomon
                                                         Fund            Index*
--------------------------------------------------------------------------------
R-Squared                                               0.67               1.00
Beta                                                    1.19               1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)
                                                                        Salomon
                                                         Fund            Index*
--------------------------------------------------------------------------------
Basic Materials                                          2.0%              11.1%
Conglomerates                                            1.9                2.3
Consumer Noncyclicals                                   27.1               21.7
Consumer                                                11.1               10.4
Energy                                                   2.3                1.4
Financials                                               9.6               19.8
Health Care                                              6.7                5.9
Industrial Goods & Services                             21.1               12.9
Technology                                               9.6                5.4
Telecommunications                                       1.8                0.9
Transportation                                           5.7                4.8
Utilities                                                1.1                3.4
--------------------------------------------------------------------------------


-----------------------
ALLOCATION BY REGION
[Pie Chart]
Europer           68%
Pacific           28%
Emerging Markets   4%
----------------------


*Salomon Smith Barney EM EPAC Index.
Country Diversification table is on the next page.

                                                            Visit our website at
                                                                www.vanguard.com
                                         for regularly updated fund information.

--------------------------------------------------------------------------------
COUNTRY DIVERSIFICATION (% of common stocks)
                                                                        Salomon
                                                        Fund             Index*
--------------------------------------------------------------------------------
EUROPE
United Kingdom                                          28.9%              25.8%
France                                                   7.0                8.6
Netherlands                                              6.8                5.6
Sweden                                                   3.8                1.7
Germany                                                  3.8                6.2
Finland                                                  3.7                1.7
Denmark                                                  3.4                0.7
Switzerland                                              2.9                6.6
Spain                                                    2.7                3.4
Italy                                                    2.4                4.0
Belgium                                                  1.1                1.0
Ireland                                                  1.0                0.8
Greece                                                   0.7                0.4
Luxembourg                                               0.2                0.1
Austria                                                  0.0                0.2
Norway                                                   0.0                0.4
Portugal                                                 0.0                0.3
--------------------------------------------------------------------------------
Subtotal                                                68.4%              67.5%
--------------------------------------------------------------------------------
PACIFIC
Japan                                                   18.6%              22.3%
Hong Kong                                                5.7                2.1
Singapore                                                3.9                1.0
Australia                                                0.0                4.8
New Zealand                                              0.0                0.2
--------------------------------------------------------------------------------
Subtotal                                                28.2%              30.4%
--------------------------------------------------------------------------------
EMERGING MARKETS
South Korea                                              3.4%               1.9%
--------------------------------------------------------------------------------
Subtotal                                                 3.4%               1.9%
--------------------------------------------------------------------------------
NORTH AMERICA
United States                                            0.0%               0.2%
Subtotal                                                 0.0%               0.2%
--------------------------------------------------------------------------------
Total                                                  100.0%             100.0%
--------------------------------------------------------------------------------


*Salomon Smith Barney EM EPAC Index.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the
market's       returns,        its       R-squared       would       be       0.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute
capital       gains       (which      are      taxable      to       investors).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                      As of October 31, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INTERNATIONAL EXPLORER FUND

---------------------------------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE November 4, 1996-October 31, 2002
----------------------------------------------------------------------------------------------------------------
[Mountain Chart]

                  INTERNATIONAL EXPLORER   AVERAGE INTERNATIONAL   SALOMON SMITH BARNEY    MSCI ALL COUNTRY WORLD
       QUARTER            FUND                 SMALL-CAP FUND          EM EPAC INDEX           INDEX FREE exUSA
----------------------------------------------------------------------------------------------------------------
    11/4/1996            10000                          10000              10000                   10000
      01/1997             9527                          10155               9528                    9674
      04/1997             9357                          10116               9452                    9913
      07/1997             9948                          11186              10087                   11331
      10/1997             9227                          10559               9376                   10067
      01/1998             9177                          10170               9194                   10357
      04/1998            10763                          12207              10423                   11511
      07/1998            11530                          12373              10338                   11367
      10/1998             9954                          10610               9482                   10559
      01/1999            10925                          11420               9985                   11497
      04/1999            13078                          12780              10673                   12372
      07/1999            15887                          14398              11152                   12622
      10/1999            16462                          15222              11193                   13226
      01/2000            22794                          19799              12005                   14249
      04/2000            22755                          19918              11751                   14337
      07/2000            21911                          19446              11869                   13990
      10/2000            20132                          17684              10951                   12953
      01/2001            20203                          16928              11057                   12986
      04/2001            18667                          15681              10467                   11868
      07/2001            16656                          14316               9766                   10851
      10/2001            14360                          12647               8853                    9724
      01/2002            15155                          12918               8930                    9859
      04/2002            16489                          14450               9901                   10537
      07/2002            14496                          12920               9049                    9199
      10/2002            13034                          11469               8291                    8666
-------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS
                                            Periods Ended November 30, 2002
                                           --------------------------------------Final Value
                                             One         Five         Since     of a $10,000
                                            Year        Years     Inception       Investment
--------------------------------------------------------------------------------------------
International Explorer Fund                -9.24%        7.15%         4.52%         $13,034
Average International Small-Cap Fund*      -9.32         1.67          2.31           11,469
Salomon Smith Barney EM EPAC Index         -6.35        -2.43         -3.08            8,291
MSCI All Country World Index Free ex USA  -10.88        -2.95         -2.36            8,666
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) November 4, 1996-October 31, 2002
[Bar Chart]
                   International Explorer      Salomon Smith Barney
    Fiscal Year                     Fund              EM EPAC Index
--------------------------------------------------------------------------------
           1997                      -7.7%               -6.2%
           1998                       7.9                 1.1
           1999                      65.3                  18
           2000                      22.4                -2.2
           2001                     -28.7               -19.2
           2002                      -9.2                -6.4
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended September 30, 2002
This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                 Since Inception
                                                 One  Five  --------------------
                               Inception Date   Year Years  Capital Income Total
--------------------------------------------------------------------------------
International Explorer Fund         11/4/1996 -8.31% 5.93%    3.73%  0.49% 4.22%
--------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 22 for dividend and capital gains information.

--------------------------------------------------------------------------------
YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      Periods Ended October 31, 2002
                                                                          Since
                                           One Year    Five Years    Inception*
                                         ---------------------------------------
INTERNATIONAL EXPLORER FUND
  Returns Before Taxes                        -9.24%         7.15%         4.52%
    Returns After Taxes on Distributions      -9.76          3.80          1.78
Returns After Taxes on Distributions and
  Sale of Fund Shares                         -5.63          4.75          2.79
--------------------------------------------------------------------------------
*November 4, 1996.

FINANCIAL STATEMENTS                                      As of October 31, 2002

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------------------------
                                                                                 Market
                                                                                 Value*
INTERNATIONAL EXPLORER FUND                                             Shares    (000)
----------------------------------------------------------------------------------------
COMMON STOCKS (94.1%)
----------------------------------------------------------------------------------------
BELGIUM (1.0%)
  Colruyt NV                                                           18,700      958
                                                                                --------
DENMARK (3.3%)
* ISS A/S                                                              33,120    1,068
  Group 4 Falck A/S                                                    32,060      790
  Novozymes A/S                                                        42,970      784
  Danisco A/S                                                          14,740      479
                                                                                --------
                                                                                 3,121
                                                                                --------
FINLAND (3.5%)
* Elisa Communications Oyj A Shares                                   130,210      716
  YIT-Yhtyma Oyj                                                       45,320      691
  Alma Media Corporation-II                                            33,228      592
  Instrumentarium Oyj                                                  19,430      481
  TietoEnator Oyj B Shares                                             32,240      459
  KCI Konecranes International PLC                                     20,060      395
                                                                                --------
                                                                                 3,334
                                                                                --------
FRANCE (6.6%)
* Alten                                                               179,150    1,455
  Eiffage SA                                                            9,660      730
  Technip-Coflexip SA                                                  11,150      725
* Bacou-Dalloz                                                          6,730      600
  Publicis Groupe SA                                                   25,710      586
  Essilor International SA                                             13,460      542
  Linedata Services                                                    30,480      471
* Thomson SA                                                           21,023      387
* Autoroutes du Sud de la France                                       10,200      254
  Tessi SA                                                             12,971      218
* Marionnaud Parfumeries                                                4,230      148
* Activcard SA                                                         10,234       78
* Genesys                                                              16,597       39
  HF Co.                                                                1,700       36
* ESI Group                                                             4,000       33
* A Novo                                                               15,180       30
* Groupe R21 Sante                                                      2,101        2
                                                                                --------
                                                                                 6,334
                                                                                --------
GERMANY (3.5%)
  Gehe AG                                                              20,780      795
  Rhoen-Klinikum AG                                                    14,950      563
  Beru AG                                                              12,860      516
  Porsche AG                                                              710      341
  Hugo Boss AG Pfd.                                                    26,780      270
* Techem AG                                                            24,000      217
  Deutsche Boerse AG                                                    5,500      198
  Solarworld AG                                                        25,660      177
* SGL Carbon AG                                                        19,040      150
* United Medical Systems AG                                            41,240      112
  Takkt AG                                                             16,690       63
                                                                                --------
                                                                                 3,402
                                                                                --------
GREECE (0.6%)
  Greek Organization of Football Prognostics                           66,580      618
                                                                                --------
HONG KONG (5.3%)
  China Merchants Holdings International Co. Ltd.                     1,153,000    798
  Esprit Holdings Ltd.                                                471,000      791


----------------------------------------------------------------------------------------
                                                                                 Market
                                                                                 Value*
                                                                        Shares    (000)
----------------------------------------------------------------------------------------

  i-CABLE Communications Ltd.                                         2,027,000    773
  Dah Sing Financial Group                                            166,000      770
  Zhejiang Expressway Co., Ltd.                                       2,330,000    754
  Asia Satellite Telecommunications Holdings Ltd.                     590,000      696
  Tan Chong International Ltd. (Singapore)                            2,442,000    332
* Clear Media Ltd.                                                    346,000      182
  Tan Chong International Ltd.                                        420,000       56
                                                                                --------
                                                                                 5,152
                                                                                --------
IRELAND (1.0%)
  Anglo Irish Bank Corp. PLC                                          139,790      934
                                                                                --------
ITALY (2.2%)
  Merloni Elettrodomestici SpA                                         84,550      944
* Autogrill SpA                                                        60,050      541
  Permasteelisa SpA                                                    22,710      327
  Bayerische Vita SpA                                                 103,010      271
* Giacomelli Sport SpA                                                 92,000       73
                                                                                --------
                                                                                 2,156
                                                                                --------
JAPAN (17.5%)
  Glory Ltd.                                                           38,000      751
  Japan Airport Terminal Co., Ltd.                                    102,000      654
  Bandai Co., Ltd.                                                     16,700      605
  XEBIO Co., Ltd.                                                      32,000      566
  York-Benimaru Co., Ltd.                                              25,000      539
  Sammy Corp.                                                          18,600      498
  Arc Land Sakamoto Co., Ltd.                                          39,000      478
  Resorttrust, Inc.                                                    27,000      452
* SKY Perfect Communications Inc.                                         505      449
* Kinseki, Ltd.                                                       112,000      435
  Nissin Co., Ltd.                                                     58,800      430
  Tokyo Individual Educational Institute, Inc.                         21,200      424
  Sanyo Chemical Industries, Ltd.                                      63,000      413
  KOA Corp.                                                            67,000      402
  Trusco Nakayama Corp.                                                33,300      400
  Katokichi Co., Ltd.                                                  28,900      396
  Mandom Corp.                                                         20,000      394
  Ushio Inc.                                                           37,000      387
  ABC-Mart Inc.                                                        35,000      386
  Nippon System Development Co., Ltd.                                  27,500      385
  Arisawa Manufacturing Co., Ltd.                                      22,700      385
  Tokyo Ohka Kogyo Co., Ltd.                                           27,000      371
  Park24 Co., Ltd.                                                     27,000      366
  Hitachi Koki Co.                                                    119,000      364
  Yushiro Chemical Industry Co., Ltd.                                  75,000      360
* UMC Japan                                                               429      354
  Yokogawa Electric Corp.                                              65,000      344
  Nippon Chemi-Con Corp.                                              120,000      337
  Sato Corp.                                                           18,000      336
  Nishimatsuya Chain Co., Ltd.                                         10,500      332
  Sumitomo Warehouse Co. Ltd.                                         151,000      332
  Tsubaki Nakashima Co., Ltd.                                          46,500      326
  Sumitomo Titanium Corp.                                              31,000      316
* Columbia Music Entertainment, Inc.                                  359,000      305
  Inaba Denki Sangyo Co., Ltd.                                         25,800      295
  Paris Miki Inc.                                                      16,000      294
  Drake Beam Morin Japan Inc.                                           9,300      292
  Sanken Electric Co., Ltd.                                            45,000      287
  Daibiru Corp.                                                        58,000      242
  Idec Izumi Corp.                                                     60,500      223
  Nippon Thompson Co., Ltd.                                            65,000      212
  Diamond City Co. Ltd.                                                15,000      198
* Sohgo Security Services Co., Ltd.                                     9,800      131
  Toho Real Estate Co., Ltd.                                           38,000      125
  Meiko Shokai Co., Ltd.                                               21,000      122
  Charle Co., Ltd.                                                     18,000      104
  Shoeisha Co., Ltd.                                                      107       74
                                                                                --------
                                                                                16,871
                                                                                --------
LUXEMBOURG (0.2%)
 SES Global FDR                                                        30,493      154
                                                                                --------
NETHERLANDS (6.4%)
* Laurus NV                                                         1,032,017      950
* Wolters Kluwer NV                                                    49,600      870
  OPG Groep NV                                                         16,260      651
  Imtech NV                                                            38,500      579
* IHC Caland NV                                                        12,700      563
* Heijmans NV                                                          30,250      541
  Van Der Moolen Holdings NV                                           22,980      513
  Koninklijke Numico NV                                                27,152      433
  Oce NV                                                               34,710      345
* Nutreco Holding NV                                                   25,500      336
* Vedior NV                                                            40,400      246
* Fox Kids Europe NV                                                   22,050       89
                                                                                --------
                                                                                 6,116
                                                                                --------
SINGAPORE (3.7%)
  Venture Corp. Ltd.                                                  155,000    1,159
  DelGro Corp., Ltd.                                                  707,000      721
  Singapore Airport Terminal Services Ltd.                            607,000      588
  Informatics Holdings Ltd.                                           641,000      457
  Sembcorp Industries Ltd.                                            635,000      370
  Sembcorp Logistics Ltd.                                             254,000      252
                                                                                --------
                                                                                 3,547
                                                                                --------
SOUTH KOREA (3.2%)
  Seoul Securities Co.                                                155,000      563
  Cheil Communications Inc.                                             6,540      480
*   Koram Bank                                                         75,000      478


----------------------------------------------------------------------------------------
                                                                                 Market
                                                                                 Value*
INTERNATIONAL EXPLORER FUND                                             Shares    (000)
----------------------------------------------------------------------------------------

*   Daegu Bank                                                        108,000      423
  Hyundai Department Store Co., Ltd.                                   21,600      399
  Hyundai Mobis                                                        16,000      359
  Lotte Samkang Co.                                                     4,000      300
**  Hyundai Department Store Co., Ltd. GF Shares                        5,400      100
                                                                                --------
                                                                                 3,102
                                                                                --------
SPAIN (2.5%)
  Amadeus Global Travel Distribution SA                               120,940      596
  Promotora de Informaciones SA                                        68,640      476
  Corporacion Mapfre SA                                                50,698      343
  Compania de Distribucion Integral Logista SA                         16,570      319
* NH Hoteles SA                                                        30,160      252
* Gamesa Corporacion Tecnologica SA                                    11,640      191
  Acciona SA                                                            3,455      133
* Sogecable SA                                                         11,840      116
                                                                                --------
                                                                                 2,426
                                                                                --------
SWEDEN (3.6%)
  Assa Abloy AB                                                        92,530      914
* Intrum Justitia AB                                                  129,640      566
* Capio AB                                                             79,470      477
  D. Carnegie & Co. AB                                                 74,520      460
* Nobia AB                                                             68,860      443
* Micronic Laser Systems AB                                            61,700      310
  Observer AB                                                          65,563      247
                                                                                --------
                                                                                 3,417
                                                                                --------
SWITZERLAND (2.7%)
  SGS Societe Generale de Surveillance Holding SA (Registered)          4,590    1,346
  Lindt & Spruengli AG                                                     86      501
* SEZ Holding AG                                                       18,610      255
  Compagnie Financiere Tradition                                        3,960      187
  Lonza Group AG (Registered)                                           3,075      187
* Logitech International SA                                             2,678       88
* Temenos Group AG                                                     21,319       22
                                                                                --------
                                                                                 2,586
                                                                                --------
UNITED KINGDOM (27.3%)
  Taylor Woodrow PLC                                                  410,000    1,222
  Stanley Leisure PLC                                                 200,000    1,213
  Forth Ports PLC                                                      90,000    1,208
  Emap PLC                                                            105,000    1,206
  Galen Holdings PLC                                                  180,000    1,107
  Paragon Group Companies PLC                                         360,000    1,048
  Enterprise Inns PLC                                                 111,000    1,005
  Westbury PLC                                                        220,000      988
  Speedy Hire PLC                                                     225,000      975
  Babcock International Group PLC                                     507,500      843
* Lastminute.com PLC                                                  550,000      828
  Countrywide Assured Group PLC                                       400,000      804
  BPP Holdings PLC                                                    210,000      745
  AEA Technology PLC                                                  255,000      718
  Chrysalis Group PLC                                                 245,000      696
  Games Workshop Group PLC                                            105,000      690
  Goldshield Group PLC                                                131,376      676
  Greggs PLC                                                           11,798      675
  Abbot Group PLC                                                     300,000      648
  Carillion PLC                                                       311,787      634
  Dairy Crest Group PLC                                               100,000      631
  Reed Health Group PLC                                               373,333      625
  Alfred McAlpine Group PLC                                           150,000      610
  Alpha Airports Group PLC                                            600,000      578
  Arriva PLC                                                          117,184      568
  Johnston Press PLC                                                   90,000      522
* NDS Group PLC ADR                                                    68,540      517
  Courts PLC                                                          125,000      464
  The Go-Ahead Group PLC                                               50,000      440
  Quintain Estates & Development PLC                                  120,000      427
* Management Consulting Group PLC                                     425,000      426
  Xansa PLC                                                           500,000      407
* William Hill PLC                                                    120,000      406
  Balfour Beatty PLC                                                  160,000      389
  Findel PLC                                                          100,000      360
  Low & Bonar PLC                                                     380,000      274
  RM PLC                                                              250,000      235
  Regent Inns PLC                                                     124,210      194
  Renishaw PLC                                                         30,000      174
  Swan Hill Group PLC                                                  75,000       82
                                                                                --------
                                                                                26,258
                                                                                --------
----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $103,091)                                                              90,486
----------------------------------------------------------------------------------------
                                                                         Face
                                                                       Amount
                                                                        (000)
--------------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENT (6.4%)
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
 Collateralized by U.S. Government
 Obligations in a Pooled Cash Account
 1.92%, 11/1/2002
 (Cost $6,174)                                                         $6,174    6,174
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%)
  (Cost $109,265)                                                               96,660
---------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                                                                 Market
                                                                                 Value*
                                                                                  (000)
----------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.5%)
----------------------------------------------------------------------------------------
Other Assets--Note D                                                             $ 736
Liabilities                                                                     (1,189)
                                                                              ---------
                                                                                  (453)
                                                                              ---------
---------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------
Applicable to 11,860,341 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                                     $96,207
=======================================================================================
NET ASSET VALUE PER SHARE                                                        $8.11
=======================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Non-income-producing  security.  New issue that has not paid a dividend  as of
October 31, 2002.
ADR--American Depositary Receipt.
FDR--Fiduciary Depositary Receipt.
=======================================================================================
----------------------------------------------------------------------------------------
                                                                                 Market
                                                                        Amount   Value*
                                                                         (000)    (000)
----------------------------------------------------------------------------------------
AT OCTOBER 31, 2002, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------
Paid-in Capital                                                      $114,771    $9.67
Undistributed Net
Investment Income--Note E                                                 708      .06
Accumulated Net Realized Losses--Note E                                (6,544)    (.55)
Unrealized Depreciation--Note E
Investment Securities                                                 (12,605)   (1.06)
Foreign Currencies and Forward Currency Contracts                        (123)    (.01)
----------------------------------------------------------------------------------------
NET ASSETS                                                           $ 96,207    $8.11
========================================================================================

Statement of Operations

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.


                                                     INTERNATIONAL EXPLORER FUND
                                                     Year Ended October 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income

Dividends*                                                                $ 883
Interest                                                                     86
--------------------------------------------------------------------------------
  Total Income                                                              969
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B                                           238
 Administrative and Transfer Agent Fees--Note C                             223
 The Vanguard Group--Note D
  Management and Administrative                                              94
  Marketing and Distribution                                                  1
 Custodian Fees                                                              58
 Auditing Fees                                                               18
 Shareholders' Reports and Proxies                                           31
 Registration Fees                                                           27
 Trustees' Fees and Expenses                                                  5
--------------------------------------------------------------------------------
  Total Expenses                                                            695
  Fees Waived and Expenses Absorbed--Notes B and C                         (231)
--------------------------------------------------------------------------------
  Net Expenses                                                              464
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       505
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                              (5,252)
 Foreign Currencies and Forward Currency Contracts                          982
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 (4,270)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                   (7,216)
 Foreign Currencies and Forward Currency Contracts                         (186)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         (7,402)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $(11,167)
================================================================================
*Dividends are net of foreign withholding taxes of $107,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------------
                                                           INTERNATIONAL EXPLORER FUND
                                                   -----------------------------------
                                                                Year Ended October 31,
--------------------------------------------------------------------------------------
                                                                       2002       2001
                                                                      (000)      (000)
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS

 Net Investment Income                                               $ 505        $ 32
 Realized Net Gain (Loss)                                           (4,270)    (1,666)
 Change in Unrealized Appreciation (Depreciation)                   (7,402)    (5,709)
--------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations  (11,167)    (7,343)
--------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                                (361)      (102)
 Realized Capital Gain                                                  --     (2,870)*
--------------------------------------------------------------------------------------
  Total Distributions                                                (361)     (2,972)
--------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                            129,889      38,367
 Issued in Lieu of Cash Distributions                                  341       2,876
 Redeemed                                                          (44,129)   (27,928)
--------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions           86,101      13,315
--------------------------------------------------------------------------------------
Total Increase (Decrease)                                           74,573       3,000
--------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                                21,634      18,634
--------------------------------------------------------------------------------------
 End of Period                                                     $96,207     $21,634
======================================================================================

1Shares Issued (Redeemed)
 Issued                                                             13,936       3,459
 Issued in Lieu of Cash Distributions                                   37         232
 Redeemed                                                          (4,498)     (2,508)
--------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING                      9,475       1,183
======================================================================================

*Includes short-term gain distributions totaling $1,191,000 that are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

INTERNATIONAL EXPLORER FUND

-----------------------------------------------------------------------------------------------------------
                                                                             Year Ended October 31,
                                                             ----------------------------------------------
For a Share Outstanding Throughout Each Period                   2002      2001     2000      1999    1998
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $9.07    $15.50   $14.29    $ 9.35   $9.22
-----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                           .08       .05     (.05)      .06     .05
  Net Realized and Unrealized Gain (Loss) on Investments         (.90)   (3.78)     3.23      5.62     .60
-----------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              (.82)    (3.73)    3.18      5.68     .65
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                           (.14)     (.09)   (.01)     (.04)   (.01)
  Distributions from Realized Capital Gains                        --     (2.61)  (1.96)     (.70)   (.51)
-----------------------------------------------------------------------------------------------------------
   Total Distributions                                           (.14)    (2.70)  (1.97)     (.74)   (.52)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                  $8.11     $ 9.07  $15.50    $14.29   $9.35
===========================================================================================================
TOTAL RETURN                                                   -9.24%    -28.67%  22.37%    65.27%   7.88%
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                             $96       $22      $19       $10      $4
 Ratio of Expenses to Average Net Assets*                       1.04%     1.50%    1.50%     1.50%   1.50%
 Ratio of Net Investment Income (Loss) to Average Net Assets    1.13%     0.15%   (0.26%)    0.53%   0.33%
 Portfolio Turnover Rate                                          40%       48%      86%       81%     82%
===========================================================================================================

*Expense ratios before waivers and reimbursements of expenses were 1.55%, 2.19%, 2.32%, 2.74%, and 5.26%, respectively.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Explorer Fund (formerly Schroder International Smaller Companies Fund) is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. On June 18, 2002, Schroder International Smaller Companies Fund's shareholders approved its reorganization into Vanguard International Explorer Fund, effective June 29, 2002.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.
     2.  FOREIGN   CURRENCY:   Securities  and  other  assets  and   liabilities
denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).
     3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.
     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).
     4.FEDERAL  INCOME  TAXES:  The fund  intends  to  continue  to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Schroder Investment Management North America Inc. (Schroder) provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. Advisory fees for the period prior to June 29, 2002, and the full year ended October 31, 2002, represented effective annual rates of 0.85% and 0.53%, respectively, of the fund's average net assets. Schroder agreed to waive $6,000 of advisory fees, representing 0.02% of the fund's average net assets for the period October 31, 2001, through January 27, 2002.

C. Prior to June 29, 2002, Schroder Fund Advisors Inc. (SFA) and SEI Investments Mutual Fund Services provided administrative and distribution services to the fund for fees calculated at annual rates of 0.25% and 0.15%, respectively, of the fund's average net assets. For the period October 31, 2001, through June 28, 2002, SFA was paid $46,000. In order to limit the fund's expenses, Schroder and SFA were contractually obligated to reduce their compensation and, if necessary, pay certain of the fund's expenses, to the extent that total expenses exceeded 1.50% of the fund's average net assets. For the period October 31, 2001, through June 28, 2002, Schroder and SFA absorbed $225,000 of fund expenses.

D. Effective June 29, 2002, The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2002, the fund had contributed capital of $18,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.02% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

E. During the year ended October 31, 2002, the fund purchased $95,990,000 of investment securities and sold $16,227,000 of investment securities other than temporary cash investments.
     At October 31, 2002, the fund had available a capital loss carryforward of $6,673,000 to offset future net capital gains of $1,912,000 through October 31, 2009, and $4,761,000 through October 31, 2010.
     During the year ended October 31, 2002, the fund realized net foreign currency gains of $252,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.
     At October 31, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $12,605,000, consisting of unrealized gains of $3,445,000 on securities that had risen in value since their purchase and $16,050,000 in unrealized losses on securities that had fallen in value since their purchase.

     At October 31, 2002, the fund had open forward currency contracts to deliver Japanese Yen in exchange for Euros as follows:


                                              (000)
                              --------------------------------------------------

                               Contract Amount                       Unrealized
                              Foreign Currency                     Appreciation
                             --------------------------
Contract Settlement Date     Receive          Deliver             (Depreciation)
--------------------------------------------------------------------------------
1/17/2003                    EUR 10,059       JPY 1,222,593               $(129)
--------------------------------------------------------------------------------
EUR--Euro.
JPY--Japanese Yen.

Unrealized depreciation on open forward currency contracts is treated as realized loss for tax purposes.
     The fund had net unrealized foreign currency gains of $6,000 resulting from the translation of other assets and liabilities at October 31, 2002.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard International Explorer Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Explorer Fund (formerly Schroder International Smaller Companies Fund, hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 11, 2002

--------------------------------------------------------------------------------
SPECIAL 2002 TAX INFORMATION

(unaudited) for VANGUARD INTERNATIONAL EXPLORER FUND

This information for the fiscal year ended October 31, 2002, is included pursuant to provisions of the Internal Revenue Code.
     The fund has elected to pass through to shareholders taxes paid in foreign countries. The foreign income and foreign tax paid per share outstanding on October 31, 2002, are as follows:
--------------------------------------------------------------------------------

                                        Gross Foreign                   Foreign
Country                                     Dividends                       Tax
--------------------------------------------------------------------------------

Belgium                                        0.0015                    0.0002
China                                          0.0016                    0.0000
Denmark                                        0.0002                    0.0000
Finland                                        0.0009                    0.0001
France                                         0.0023                    0.0003
Germany                                        0.0029                    0.0006
Hong Kong                                      0.0039                    0.0000
Ireland                                        0.0004                    0.0001
Italy                                          0.0015                    0.0003
Japan                                          0.0083                    0.0005
Luxembourg                                     0.0004                    0.0000
Netherlands                                    0.0066                    0.0007
Singapore                                      0.0031                    0.0005
Spain                                          0.0004                    0.0001
Sweden                                         0.0012                    0.0002
Switzerland                                    0.0010                    0.0001
United Kingdom                                 0.0446                    0.0035
--------------------------------------------------------------------------------
The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2002. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2003.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

NAME                     POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)          (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE    OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*         Chairman of the Board,              Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)                   Chief Executive Officer,            of The Vanguard Group, Inc., and of each of the investment companies
May 1987                 and Trustee                         served by The Vanguard Group.
                         (112)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
CHARLES D. ELLIS         Trustee                             The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                   (112)                               to Greenwich Associates (international business strategy consulting);
January 2001                                                 Successor Trustee of Yale University; Overseer of the Stern School of
                                                             Business at New York University; Trustee of the Whitehead Institute
                                                             for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA           Trustee                             Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                   (90)                                Chairman (January-September 1999), and Vice President (prior to
                                                             December 2001 September 1999) of Rohm and Haas Co.(chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                             (communications components); Board Member of the American Chemistry
                                                             Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN   Trustee                             Vice President, Chief Information Officer, and Member of the Executive
(1950)                   (112)                               Committee of Johnson & Johnson (pharmaceuticals/consumer products);
                                                             July 1998 Director of the Medical Center at Princeton and Women's
                                                             Research and Education Institute.

------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL        Trustee                             Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                   (110)                               Director of Vanguard Investment Series plc (Irish investment fund)
                                                             (since May 1977 November 2001), Vanguard Group (Ireland) Limited (Irish
                                                             investment management firm) (since November 2001), Prudential Insurance
                                                             Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                             (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Jr.    Trustee                             Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                   (112)                               Industries, Inc. (forklift trucks/housewares/lignite); Director of
                                                             Goodrich January 1993 Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON       Trustee                             Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                   (112)                               (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                             April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                             (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS       PRINCIPAL OCCUPATION(S)
TRUSTEE/OFFICER  SINCE     OVERSEEN BY TRUSTEE/OFFICER)    DURING THE PAST FIVE YEARS

EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (112)                           (since September 1997); Secretary of The Vanguard Group and of
                                                           June 2001 each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).


THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (112)                           investment companies served by The Vanguard Group.
July 1998

------------------------------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.    F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.      Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.          Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.           George U. Sauter, Quantitative Equity Group.

--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Vanguard, The Vanguard Group, Vanguard.com, PlainTalk, Consolidated View, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

                                                                       [graphic]
                                                           THE VANGUARD GROUP(R)
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER

The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    Q1260 122002

[FRONT COVER]

                        VANGUARD(R) MID-CAP GROWTH FUND

ANNUAL REPORT

OCTOBER 31, 2002


                                                           THE VANGUARD GROUP(R)

EARNING YOUR TRUST EVERY DAY
The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


John J. Brennan

Chairman and Chief Executive Officer

================================================================================
SUMMARY
* Vanguard Mid-Cap Growth Fund returned -15.4% during its 2002 fiscal year, a result that was better than the returns of its primary benchmarks.
* A combination of factors--lower profits, a fitful economic recovery, and worries about war and terrorism--drove stocks to multiyear lows during the 12 months ended October 31, 2002.
* The broad market downturn was spread across all investment styles, though growth stocks had the steepest declines.
--------------------------------------------------------------------------------
CONTENTS
    1 Letter from the Chairman
    6 Notice to Shareholders
    7 Report from the Adviser
    9 Fund Profile
   10 Glossary of Investment Terms
   11 Performance Summary
   12 Your Fund's After-Tax Returns
   13 Financial Statements
   21 Advantages of Vanguard.com
================================================================================

LETTER FROM THE CHAIRMAN

FELLOW SHAREHOLDER,
This is the first of my reports to investors in Vanguard(R) Mid-Cap Growth Fund. I extend a sincere welcome to shareholders who are new to Vanguard.

     Prior to June 29, Provident Investment Counsel sponsored your fund and managed its investments. Under a reorganization approved by shareholders, the fund joined The Vanguard Group under a new name. We assumed responsibility for fund distribution and shareholder services, while Provident remained the fund's investment adviser. Neither the fund's investment objective nor its investment strategies have changed.

     In relative terms, those investment strategies proved successful during the 12 months ended October 31, 2002, when stock prices fell across all market segments. In this tough environment, your fund posted a fiscal-year return of -15.4%. While very disappointing on an absolute basis, the result was higher than the returns of the average peer mutual fund and the fund's unmanaged benchmark, the Russell Midcap Growth Index. Although the dismal returns of technology and health care stocks acted as a drag on the fund's performance, relatively solid stock selection in several sectors--particularly for consumer discretionary stocks--ensured that the portfolio's decline was not as severe as those of its benchmarks.

================================================================================
2002 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                      OCTOBER 31
--------------------------------------------------------------------------------
Vanguard Mid-Cap Growth Fund                                           -15.4%
Average Mid-Cap Growth Fund*                                           -17.9
Russell Midcap Growth Index                                            -17.6
Wilshire 5000 Index                                                    -13.4
================================================================================
*Derived from data provided by Lipper Inc.

     The table above shows the 12-month total return (capital change plus reinvested dividends) for the fund and its comparative measures, as well as for the Wilshire 5000 Total Market Index, a measure of the broad U.S. stock market. Your fund's distributions per share and net asset value at the start and end of the period are shown in the table on page 5.

================================================================================
IF YOU OWN THE MID-CAP GROWTH FUND IN A TAXABLE ACCOUNT, SEE PAGE 12 FOR A REPORT ON THE FUND'S AFTER-TAX RETURNS.
================================================================================

STOCKS FALTERED; THE FED CUT INTEREST RATES
Weak corporate earnings, accounting scandals, a tepid economy, and talk of war with Iraq plagued the stock market, with broad indexes hitting multiyear lows in early October. A strong rebound subsequently mitigated some of the damage, but the overall market, as measured by the Wilshire 5000 Index, posted a 12-month return of -13.4%.

     The decline was widespread, but smaller companies held up better than large companies. And value stocks--those considered "cheap" when measured against earnings, book value, or other standards--lost less ground than growth issues.

     International markets did not provide much shelter. Stocks outside the United States, as measured by the Morgan Stanley Capital International All Country World Index Free ex USA, declined -10.9% overall in U.S. dollar terms.

     The U.S. economy recovered from 2001's recession, but its expansion was less than robust. Nevertheless, in a promising sign, business spending on computer hardware and software grew modestly in the second half of the fiscal year after a lengthy period of steep declines. And corporate profits in the third calendar quarter of 2002 were, on average, up modestly from the weak numbers reported a year earlier.

     Meanwhile, near-stable prices allowed the Federal Reserve Board to continue cutting interest rates to spur the economy. Early in the fiscal year, the Fed twice cut its target for the federal funds rate--the interest charged on overnight loans between banks--by a total of 75 basis points (0.75 percentage point), to 1.75%, the lowest level in four decades. (Just after the fiscal year-end, the Fed made yet another cut, bringing the target rate to 1.25%.)

================================================================================
MARKET BAROMETER
                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                               ONE          THREE         FIVE
                                              YEAR          YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)              -14.6%         -11.7%         0.7%
Russell 2000 Index (Small-caps)              -11.6           -3.2         -1.7
Wilshire 5000 Index (Entire market)          -13.4          -11.3          0.1
MSCI All Country World Index Free
 ex USA (International)                      -10.9          -13.1         -3.0
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                    5.9%           9.2%         7.4%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index            6.2            8.2          6.3
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                      1.9            4.1          4.4
--------------------------------------------------------------------------------
CPI
Consumer Price Index                           2.0%           2.5%         2.3%
================================================================================

BONDS POSTED SOLID RETURNS DESPITE DOWNGRADES AND DEFAULTS
Bonds generated respectable returns, with the Lehman Brothers Aggregate Bond Index--a proxy for taxable investment-grade bonds--gaining 5.9%. But corporate issues were dogged by downgrades and defaults. For every issuer that received a higher credit rating during the third calendar quarter of 2002, five saw downgrades, according to Moody's Investors Service. And through June 30, 40% of all high-yield "junk" bonds issued in 1997, 1998, and 1999 were in default, according to Fitch Ratings.

     The credit problems in the corporate sector made government and agency securities, which have essentially no (or very little) credit risk, especially appealing to investors, and they posted the bond market's highest returns. But bond yields have declined considerably. In early October, the yield of the 10-year U.S. Treasury note fell to 3.61%--its lowest level in more than 40 years. At the fiscal year-end, the 10-year Treasury's yield was 3.89%, down 34 basis points from the start of the period. The yield of the 3-month Treasury bill, which is most sensitive to the Fed's moves, ended 56 basis points lower, at 1.45%.

SOLID STOCK SELECTION ENHANCED YOUR FUND'S RELATIVE PERFORMANCE
The Mid-Cap Growth Fund had a promising start in the first half of its fiscal year, and it ended on another strong note. Unfortunately, what came in between was a sharp drop from May through July, resulting in a -15.4% decline for the full 12 months.

     The awful returns of health care and technology stocks--and, to a lesser degree, stocks of financial services companies--were the major factors in your fund's poor absolute performance. The first two sectors were the fund's second- and third-largest commitments (21% and 19%, respectively, of fund assets on average) and declined -27% and -43%, respectively. Health care stocks were also the biggest detractor in the fund's performance relative to the Russell Midcap Growth Index.

     The largest positive contributors to your fund's performance relative to the index were consumer discretionary stocks (mainly retailers, media, and entertainment companies). This sector constituted 22% of fund assets on average--38% at year-end--and returned 24%. In comparison, the index sector returned about 10%. The performance gap in our favor was considerably wider in several other sectors. However, each of these other sectors constituted a much smaller portion of the fund's assets and, therefore, had less of an impact.

     For further details on the fund's performance and holdings, please see the Report from the Adviser on page 7.

================================================================================
THE FUND'S LARGEST SECTOR COMMITMENT, CONSUMER DISCRETIONARY STOCKS, RETURNED 24%, BOOSTING OUR PERFORMANCE RELATIVE TO THE BENCHMARK INDEX.
================================================================================

YOUR FUND'S LIFETIME RECORD IS STELLAR
Twelve months is a very short period over which to judge a fund's performance. Because most people invest for a long-term objective--such as funding retirement or providing for a child's education--we recommend that investors take a long-term view to get the best assessment of fund performance.

The table on the next page shows the annualized return of your fund since its inception in 1997, along with those of its average peer, its benchmark index, and the broad market. It also shows the final value of hypothetical $10,000 investments made in each at the start of the period.

As you can see, the final value of the initial investment in the Mid-Cap Growth Fund is almost $4,000 more than the result of a similar investment in the average peer fund.

     Granted, a period of less than five years is still a short time interval, but it was one that included both a bull and a bear market, and reflects very favorably on the investment skills of the fund's adviser. Of course, we cannot predict future returns for the fund or the overall market. However, we believe that, over the long run, your fund will continue to provide competitive performance relative to its peers. Our confidence lies not just in the skills of the fund adviser but also in Vanguard's lower costs. Your fund's expense ratio, or annual operating expenses as a percentage of average net assets, is 1.24%, compared with the 1.64% average for the fund's peer group. (We expect the expense ratio to be lower going forward.) Costs matter, especially in an environment of low returns such as we have experienced in the past few years. Managerial and administrative expenses cut directly into your returns. A higher-cost fund needs to generate a higher gross return, year in and year out, than a lower-cost fund to get the same net return--a difficult handicap to overcome over the long term.

================================================================================
TOTAL RETURNS                                         DECEMBER 31, 1997* THROUGH
                                                                OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                      AVERAGE                     FINAL VALUE OF
                                       ANNUAL                          A $10,000
                                       RETURN                 INITIAL INVESTMENT
--------------------------------------------------------------------------------
Mid-Cap Growth Fund                       7.7%                         $14,294
Average Mid-Cap Growth Fund               0.6                           10,303
Russell Midcap Growth Index              -2.1                            9,004
Wilshire 5000 Index                      -0.9                            9,557
--------------------------------------------------------------------------------
*The fund's inception date.

     Vanguard delivers lower costs through economies of scale and our unique corporate structure. The Vanguard Group is owned by the Vanguard funds, which, in turn, are owned by the funds' shareholders. The typical mutual fund firm is managed by a company that seeks to maximize its profits. In contrast, the Vanguard funds operate on an at-cost basis, thereby returning any potential profits to the fund shareholder, not a management company.

TAKING A BALANCED PERSPECTIVE
With the bear market now in its third year, investor anxiety is high. At the height of the bull market, it was difficult to convince some investors to diversify their portfolios beyond stocks. Now, when stocks are more reasonably priced and bonds have become riskier as a result of low interest rates, we fear some investors may be erring by going to the other extreme.

     Because no one can predict the direction of the financial markets, our advice to Vanguard shareholders remains the same as it was three years ago when bonds were out of favor and stocks could do no wrong: Hold a low-cost, diversified portfolio of stocks, bonds, and short-term investments in allocations appropriate for your objectives, time horizon, and tolerance for risk. You may not be able to control the markets, but you can control your asset allocation and the price you pay for your investments. The Mid-Cap Growth Fund can be a valuable component of such a diversified portfolio. Once your investment plan is in place, ignore the distractions of short-term fluctuations and stay the course. Thank you for entrusting your hard-earned assets to us.


Sincerely,

John J. Brennan
Chairman and Chief Executive Officer

November 20, 2002



================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE            OCTOBER 31, 2001-OCTOBER 31, 2002
--------------------------------------------------------------------------------
                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                           STARTING         ENDING           INCOME      CAPITAL
                        SHARE PRICE     SHARE PRICE        DIVIDENDS       GAINS
--------------------------------------------------------------------------------
Mid-Cap Growth Fund       $12.22          $10.34             $0.00        $0.00
================================================================================

================================================================================
NOTICE TO SHAREHOLDERS
At a special meeting on June 3, 2002, shareholders of Provident Investment Counsel Mid Cap Fund A (the "PIC Fund") approved a proposal to reorganize the PIC Fund into Vanguard Mid-Cap Growth Fund. Each shareholder of the PIC Fund received one share (or fraction of a share) of Vanguard Mid-Cap Growth Fund for each share (or fraction of a share) owned in the PIC Fund. Shares of the two funds at the time of the reorganization had the same net asset value. The reorganization was approved by 1,616,720 shares, or 99.49% of those voted. In all, 623 shares voted no, and 7,739 shares abstained.
================================================================================

REPORT FROM THE ADVISER
During the 12 months ended October 31, 2002, Vanguard Mid-Cap Growth Fund returned -15.4%. The negative return was disappointing, but the fund performed better than both its average peer and the unmanaged Russell Midcap Growth Index, both of which declined nearly -18%.

THE INVESTMENT ENVIRONMENT
The past year has presented many challenges to U.S. equity investors, including the continuing war on terrorism, a potential conflict with Iraq, corporate malfeasance, and mixed economic signals. These geopolitical and macroeconomic events have weighed heavily on the market, driving equity prices downward. As with previous periods in which uncertainties have made investors shy of stocks, we believe that change will come, and investors will again value companies based upon the long-term factors that drive prices: namely, revenue and earnings growth.

PORTFOLIO SUCCESSES
While we are disappointed in the negative absolute returns generated over the past year, we were pleased that the fund modestly outperformed the Russell Midcap Growth Index. All of our advantage over the index came from strong stock selection in three major areas.

     First, as consumer spending continued to show strength throughout the year, retailers performed well. For example, we benefited from strong returns in PETsMART, a pet accessories retailer; Michaels Stores, the leading arts and crafts retailer; and Bed Bath & Beyond. All of these companies have delivered strong unit growth through well- articulated strategies.

================================================================================
INVESTMENT PHILOSOPHY
The adviser believes that superior long-term investment results can be achieved by selecting stocks of midsize U.S. companies that have attractive prospects for sustainable growth in both sales and profits. In particular, the adviser emphasizes companies that are operating in emerging and high-growth sectors of the economy.
================================================================================

     Among companies within the industrials sector, commercial services companies performed well. Hewitt Associates has seen strong growth, particularly in its outsourcing-services business. And Apollo Group, better known for its University of Phoenix label, has enjoyed visible, recurring revenues in the fast-growing for-profit education industry.

     Finally, stock selection within the technology sector added value. Although the broad sector posted negative absolute returns over the past year, there were some bright spots. Electronic Arts, a video-game publisher, benefited from a strong cycle in video-game platforms such as the Sony PlayStation 2. Positions in Mercury Interactive, a software developer, and Teradyne, a manufacturer of testing equipment, also helped our relative performance.

PORTFOLIO SHORTFALLS
While stock selection helped our relative performance, sector allocation detracted from it. In comparison with the Midcap Growth Index, we were hurt by having a lower allocation to technology at the end of the year, when the market rallied. The consumer discretionary sector, in which we had an overweight position relative to the index at fiscal year-end, lagged other market sectors in the rally. Finally, the consumer staples sector, an area we generally avoid due to meager growth characteristics, performed well in a difficult market environment.

     Scattered across sectors were a few specific holdings that detracted from performance over the past year. They included Laboratory Corporation of America (clinical laboratory services), Bearing Point (formerly KPMG Consulting), and International Rectifier Corp. (semiconductor manufacturing).

OUR OUTLOOK
On October 9, 2002, the Standard & Poor's 500 Index reached a five-year low. Historically, markets hit five-year low points very rarely; in fact, only two previous instances were recorded in the last 50 years. (The last one occurred on September 13, 1974.) In both cases, the stock market was substantially higher one and two years later.

     Rising per-share growth in corporate earnings is an important influence on the stock market, but so is investor sentiment. Here is a paradox: When most people agree that the future is bleak, lower interest rates result and help encourage an improvement in the economy. On the flip side of the coin, when there is widespread agreement that the future is bright and risk-free--such as in the late 1990s--capital is often misallocated and interest rates rise to choke off excessive economic activity.

     For quite a spell now we have been experiencing the pessimistic side of this equation. Although the United States will likely experience slow to moderate growth next year, the stock market's movement to a five-year low has historically been a harbinger of better times for both the market and the economy.


Evelyn D. Lapham, Senior Vice President
John J. Yoon, Senior Vice
President Provident Investment Counsel, Inc.

November 13, 2002

FUND PROFILE                                              AS OF OCTOBER 31, 2002
This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

MID-CAP GROWTH FUND
================================================================================
PORTFOLIO CHARACTERISTICS
                                               COMPARATIVE               BROAD
                                FUND                 INDEX*              INDEX**
--------------------------------------------------------------------------------
Number of Stocks                  56                   454               5,691
Median Market Cap              $3.1B                 $4.3B              $28.0B
Price/Earnings Ratio           26.4x                 29.1x               22.6x
Price/Book Ratio                3.5x                  3.5x                2.5x
Yield                           0.0%                  0.4%                1.7%
Return on Equity               18.3%                 19.1%               21.4%
Earnings Growth Rate           18.3%                 16.7%                9.3%
Foreign Holdings                4.5%                  0.0%                0.3%
Turnover Rate                   221%                    --                  --
Expense Ratio                  1.24%                    --                  --
Cash Investments                6.1%                    --                  --
================================================================================

================================================================================
TEN LARGEST HOLDINGS
 (% OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
Michaels Stores, Inc.                                 3.1%
 (retail)
Bed Bath & Beyond, Inc.                               3.0
 (retail)
Hewitt Associates, Inc.                               2.9
 (diversified services)
Accredo Health, Inc.                                  2.5
 (health products and services)
Harman International Industries, Inc.                 2.4
 (consumer electronics)
Teva Pharmaceutical Industries Ltd. Sponsored ADR     2.3
 (pharmaceuticals)
AmerisourceBergen Corp.                               2.2
 (pharmaceuticals)
Laboratory Corp. of America Holdings                  2.1
 (health products and services)
Jabil Circuit, Inc.                                   2.1
 (electronics)
Gentex Corp.                                          2.0
 (automotive and transport equipment)
--------------------------------------------------------------------------------
Top Ten                                              24.6%
================================================================================

================================================================================
VOLATILITY MEASURES
--------------------------------------------------------------------------------
                                 COMPARATIVE                   BROAD
                      FUND            INDEX*       FUND        INDEX**
--------------------------------------------------------------------------------
R-Squared             0.90             1.00       0.60          1.00
Beta                  1.10             1.00       1.68          1.00
================================================================================

================================================================================
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                                      COMPARATIVE        BROAD
                                        FUND                INDEX*       INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                    4.3%                1.3%          2.6%
Consumer Discretionary                  37.7                28.2          15.4
Consumer Staples                         0.0                 3.8           7.7
Financial Services                      14.4                11.3          22.6
Health Care                             20.5                23.5          14.2
Integrated Oils                          0.0                 0.5           3.6
Other Energy                             5.0                 3.8           2.0
Materials & Processing                   1.5                 3.6           3.6
Producer Durables                        4.6                 6.4           3.8
Technology                              12.0                15.2          12.7
Utilities                                0.0                 2.1           6.8
Other                                    0.0                 0.3           5.0
================================================================================
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
INVESTMENT FOCUS
  STYLE      - GROWTH
  MARKET CAP - MEDIUM
--------------------------------------------------------------------------------

                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

 *Russell Midcap Growth Index.
**Wilshire 5000 Index.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                       AS OF OCTOBER 31, 2002
All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

MID-CAP GROWTH FUND
================================================================================
CUMULATIVE PERFORMANCE DECEMBER 31, 1997-OCTOBER 31, 2002

INITIAL INVESTMENT OF $10,000
                                                   FUND JOINS THE VANGUARD GROUP
                                                               ON JUNE 29, 2002.
--------------------------------------------------------------------------------
                 MID-CAP   AVERAGE MID-CAP      RUSSELL MIDCAP    WILSHIRE 5000
             GROWTH FUND       GROWTH FUND        GROWTH INDEX            INDEX
--------------------------------------------------------------------------------
12/31/1997         10000             10000               10000            10000
    199801          9990              9843                9820            10054
    199804         11950             11370               11346            11461
    199807         11840             10570               10707            11294
    199810         10530              9391               10005            10913
    199901         12960             11992               12140            12797
    199904         13760             12360               12744            13423
    199907         15110             13192               13030            13366
    199910         15870             14847               13774            13715
    200001         23417             19687               17828            14618
    200004         26247             20823               19502            15008
    200007         28511             20468               18733            14815
    200010         31278             20459               19101            14827
    200101         26431             18311               16636            14104
    200104         23252             16015               13754            12887
    200107         21399             15054               12774            12586
    200110         16893             12552               10929            11036
    200201         18579             13700               12158            11944
    200204         19036             13488               11690            11615
    200207         14736             10707                9110             9810
    200210         14294             10303                9004             9557
================================================================================

                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED OCTOBER 31, 2002      FINAL VALUE
                                   ONE           SINCE              OF A $10,000
                                  YEAR       INCEPTION                INVESTMENT
--------------------------------------------------------------------------------
Mid-Cap Growth Fund             -15.38%         7.67%                  $14,294
Average Mid-Cap Growth Fund*    -17.92          0.62                    10,303
Russell Midcap Growth Index     -17.61         -2.15                     9,004
Wilshire 5000 Index             -13.40         -0.93                     9,557
--------------------------------------------------------------------------------

================================================================================
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 31, 1997-OCTOBER 31, 2002

      FISCAL YEAR        MID-CAP GROWTH FUND    RUSSELL MIDCAP GROWTH INDEX
--------------------------------------------------------------------------------
           1998                   5.3                       0.1
           1999                  50.7                      37.7
           2000                  97.1                      38.7
           2001                 -46.0                     -42.8
           2002                 -15.4                     -17.6
================================================================================


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2002
This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

--------------------------------------------------------------------------------
                                          ONE             SINCE INCEPTION
                      INCEPTION DATE     YEAR      CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------
Mid-Cap Growth Fund     12/31/1997     -13.64%     7.22%       0.00%     7.22%
--------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 17 for capital gains information.

YOUR FUND'S AFTER-TAX RETURNS
This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS                      PERIODS ENDED OCTOBER 31, 2002
                                             -----------------------------------
                                             ONE YEAR          SINCE INCEPTION*
                                             -----------------------------------
MID-CAP GROWTH FUND
Returns Before Taxes                           -15.38%                   7.67%
Returns After Taxes on Distributions           -15.38                    5.46
Returns After Taxes on Distributions
 and Sale of Fund Shares                        -9.45                    6.23
================================================================================
*December 31, 1997.

FINANCIAL STATEMENTS                                      AS OF OCTOBER 31, 2002

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
MID-CAP GROWTH FUND                                      SHARES           (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.9%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (4.0%)
 * Gentex Corp.                                          20,980     $       618
 * Ryanair Holdings PLC ADR                              16,435             612
                                                               -----------------
                                                                          1,230
                                                               -----------------
CONSUMER DISCRETIONARY (35.4%)
 ADVERTISING AGENCIES (1.6%)
 * Lamar Advertising Co. Class A                         14,590             495

CONSUMER ELECTRONICS (3.9%)
   Harman International Industries, Inc.                 13,200             739
 * Yahoo! Inc.                                           29,900             446

EDUCATION--SERVICES (2.5%)
 * Career Education Corp.                                10,090             405
 * Apollo Group, Inc. Class A                             8,503             353

RADIO & TELEVISION BROADCASTERS (3.0%)
 * Univision Communications Inc.                         17,490             453
 * Cox Radio, Inc.                                       19,015             451

RESTAURANTS (3.9%)
 * The Cheesecake Factory                                17,855             605
 * Brinker International, Inc.                           20,500             582

RETAIL (14.5%)
 * Michaels Stores, Inc.                                 20,855             938
 * Bed Bath & Beyond, Inc.                               25,990             922
 * Dollar Tree Stores, Inc.                              22,758             598

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                         SHARES           (000)
--------------------------------------------------------------------------------
   Family Dollar Stores, Inc.                            17,900     $       551
 * PETsMART, Inc.                                        26,500             506
 * GameStop Corp.                                        26,400             473
 * O'Reilly Automotive, Inc.                             16,925             462


 SERVICES--COMMERCIAL (6.0%)
 * Hewitt Associates, Inc.                               29,900             881
   Manpower Inc.                                         17,940             612
 * Weight Watchers International, Inc.                    7,200             341
                                                               -----------------
                                                                         10,813
                                                               -----------------
FINANCIAL SERVICES (13.5%)
 * Affiliated Computer Services, Inc.
     Class A                                             13,290             612
   HCC Insurance Holdings, Inc.                          23,800             584
   Mercury General Corp.                                 11,900             494
   The PMI Group Inc.                                    16,330             487
   Ambac Financial Group, Inc.                            6,985             432
   SLM Corp.                                              4,090             420
   City National Corp.                                    9,050             409
 * Certegy, Inc.                                         19,420             408
 * Willis Group Holdings Ltd.                             9,400             288
                                                               -----------------
                                                                          4,134
                                                               -----------------
HEALTH CARE (19.2%)
 * Accredo Health, Inc.                                  16,279             753
   Teva Pharmaceutical Industries Ltd.
    Sponsored ADR                                         8,900             689
   AmerisourceBergen Corp.                                9,490             675
 * Laboratory Corp. of America
    Holdings                                             26,790             646

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
MID-CAP GROWTH FUND                                      SHARES           (000)
--------------------------------------------------------------------------------
 * WellPoint Health Networks Inc.
    Class A                                               8,190     $       616
 * Boston Scientific Corp.                               13,600             512
   Biomet, Inc.                                          15,300             451
 * Triad Hospitals, Inc.                                 11,700             427
 * St. Jude Medical, Inc.                                11,410             406
 * Affymetrix, Inc.                                      14,805             386
 * First Health Group Corp.                              12,290             319
                                                               -----------------
                                                                          5,880
                                                               -----------------
MATERIALS & Processing (1.4%)
   Praxair, Inc.                                          7,800             425
                                                               -----------------
OTHER ENERGY (4.8%)
 * National-Oilwell, Inc.                                28,580             596
 * BJ Services Co.                                       15,430             468
   ENSCO International, Inc.                             14,155             383
                                                               -----------------
                                                                          1,447
                                                               -----------------
PRODUCER DURABLES (4.3%)
   Lennar Corp.                                          10,429             575
 * Alliant Techsystems, Inc.                              7,427             447
 * Novellus Systems, Inc.                                 9,260             293
                                                               -----------------
                                                                          1,315
                                                               -----------------
TECHNOLOGY (11.3%)
 * Jabil Circuit, Inc.                                   40,909             631
 * QLogic Corp.                                          14,500             505
 * Intersil Corp.                                        27,960             475
 * Altera Corp.                                          40,210             471
 * Microchip Technology, Inc.                            19,264             470
 * L-3 Communications Holdings, Inc.                      7,000             329
 * Maxim Integrated Products, Inc.                       10,000             318
 * Cognos Inc.                                           12,800             254
                                                               -----------------
                                                                          3,453
                                                               -----------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $31,472)                                                        28,697
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                           FACE          MARKET
                                                         AMOUNT          VALUE*
                                                          (000)           (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (20.6%)
--------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 1.92%, 11/1/2002
(Cost $6,291)                                            $6,291     $     6,291
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (114.5%)
   (Cost $37,763)                                                        34,988
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-14.5%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                        808
Payables for Investment Securities Purchased                             (5,161)
Other Liabilities                                                           (69)
                                                               -----------------
                                                                         (4,422)
--------------------------------------------------------------------------------
NET ASSETS (100%)
================================================================================
Applicable to 2,956,744 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                            $30,566
================================================================================
NET ASSET VALUE PER SHARE                                                $10.34
================================================================================

*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.



================================================================================
AT OCTOBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                         AMOUNT             PER
                                                          (000)           SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                         $42,705          $14.44
Accumulated Net Investment Loss                              (4)             --
Accumulated Net
 Realized Losses--Note E                                 (9,360)          (3.16)
Unrealized Depreciation--Note E                          (2,775)           (.94)
--------------------------------------------------------------------------------
NET ASSETS                                              $30,566          $10.34
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                             MID-CAP GROWTH FUND
                                                     YEAR ENDED OCTOBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
NET INVESTMENT INCOME (LOSS) ALLOCATED FROM PROVIDENT
 INVESTMENT COUNSEL MID CAP PORTFOLIO
 Dividends                                                                 $ 18
 Interest                                                                    18
 Security Lending                                                             8
 Expenses*                                                                 (189)
--------------------------------------------------------------------------------
  Net Investment Income (Loss) Allocated from Provident
   Investment Counsel Mid Cap Portfolio                                    (145)
--------------------------------------------------------------------------------
INCOME
 Dividends                                                                   11
 Interest                                                                    10
--------------------------------------------------------------------------------
  Total Income                                                               21
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B                                            46
 Administrative and Transfer Agent Fees--Note C                             105
 Distribution Fees--Note C                                                   52
 The Vanguard Group--Note D
  Management and Administrative                                              18
 Custodian Fees                                                               1
 Auditing Fees                                                               12
 Shareholders' Reports and Proxies                                            7
 Registration fees                                                           16
 Trustees' Fees and Expenses                                                  2
--------------------------------------------------------------------------------
  Total Expenses                                                            259
  Fees Waived and Expenses Absorbed--Note C                                 (81)
--------------------------------------------------------------------------------
  Net Expenses                                                              178
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                               (302)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Allocated from Provident Investment Counsel Mid Cap Portfolio            2,272
 Investment Securities Sold                                              (4,146)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 (1,874)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Allocated from Provident Investment Counsel Mid Cap Portfolio           (2,650)
 Investment Securities                                                      573
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         (2,077)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $(4,253)
================================================================================
*Includes investment advisory fees, administrative fees, custody and accounting services' fees, trustees' fees, and other expenses of $148,000, $26,000, $51,000, $3,000, and $10,000, respectively, less fees waived and expenses absorbed of $49,000. See Note C in Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

================================================================================
                                                             MID-CAP GROWTH FUND
                                                 -------------------------------
                                                          YEAR ENDED OCTOBER 31,
                                                 -------------------------------
                                                            2002          2001
                                                           (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income (Loss)                             $ (302)       $ (240)
 Realized Net Gain (Loss)                                 (1,874)       (7,431)
 Change in Unrealized Appreciation (Depreciation)         (2,077)       (7,956)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                              (4,253)      (15,627)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                        --            --
 Realized Capital Gain                                        --        (7,998)*
--------------------------------------------------------------------------------
  Total Distributions                                         --        (7,998)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                                   33,251        22,308
 Issued in Lieu of Cash Distributions                         --         5,263
 Redeemed                                                (28,429)       (9,966)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from
   Capital Share Transactions                              4,822        17,605
--------------------------------------------------------------------------------
  Total Increase (Decrease)                                  569        (6,020)
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                      29,997        36,017
--------------------------------------------------------------------------------
 End of Period                                           $30,566       $29,997
================================================================================
1Shares Issued (Redeemed)
 Issued                                                    2,713         1,540
 Issued in Lieu of Cash Distributions                         --           250
 Redeemed                                                 (2,211)         (542)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding              502         1,248
================================================================================
*Includes short-term gain distributions totaling $5,141,000 that are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

MID-CAP GROWTH FUND
=======================================================================================================
                                                                                         DEC. 31, 1997*
                                                           YEAR ENDED OCTOBER 31,           TO OCT. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      2002      2001      2000      1999             1998
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $12.22    $29.84    $15.87    $10.53          $10.00
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income (Loss)                       (.10)     (.09)     (.22)     (.11)           (.03)
 Net Realized and Unrealized Gain
   (Loss) on Investments                           (1.78)   (10.82)    15.13      5.45             .56
-------------------------------------------------------------------------------------------------------
  Total from Investment Operations                 (1.88)   (10.91)    14.91      5.34             .53
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                 --        --        --        --              --
 Distributions from Realized Capital Gains            --     (6.71)     (.94)       --              --
-------------------------------------------------------------------------------------------------------
  Total Distributions                                 --     (6.71)     (.94)       --              --
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $10.34    $12.22    $29.84    $15.87          $10.53
=======================================================================================================
TOTAL RETURN                                     -15.38%   -45.99%    97.09%    50.71%           5.30%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                $31       $30       $36       $12              $6
 Ratio of Expenses to Average Net AssetsY          1.24%     1.39%     1.39%     1.39%          1.04%**
 Ratio of Net Investment Income (Loss)
  to Average Net Assets                           (1.02%)   (1.02%)   (1.03%)   (1.03%)       (0.43%)**
 Portfolio Turnover Rate                            221%      149%      186%      145%             167%
=======================================================================================================

 *Inception.
**Annualized
YIncludes the fund's share of expenses, net of fees waived and expenses absorbed, allocated from Provident Investment Counsel Mid Cap Portfolio. Expense ratios before waivers and reimbursements of expenses were 1.68%, 2.17%, 2.19%, 3.99%, and 5.15%, respectively.

NOTES TO FINANCIAL STATEMENTS
Vanguard Mid-Cap Growth Fund (formerly Provident Investment Counsel Mid Cap Fund
A) is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. On June 3, 2002, Provident Investment Counsel Mid Cap Fund A's shareholders approved its reorganization into Vanguard Mid-Cap Growth Fund, effective June 29, 2002. Prior to June 29, 2002, the fund invested solely in the Provident Investment Counsel Mid-Cap Portfolio (the "Portfolio"). Effective June 29, 2002, the fund redeemed its investment in the Portfolio in exchange for its share of the common stock held by the Portfolio, and now invests directly in common stocks.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Net investment losses that are applied to reduce required capital gain distributions are reclassified to accumulated net realized loss; net investment losses in excess of the amount of capital gains available for distribution are reclassified to paid-in capital.

     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Prior to June 29, 2002, income, expenses, gains, and losses were allocated from the Portfolio based on the fund's ownership interest in the Portfolio.

B. Provident Investment Counsel, Inc., (PIC) provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. Expenses allocated from the Portfolio for the period prior to June 29, 2002, included advisory fees paid by the Portfolio at an annual rate of 0.70% on its average net assets, less fees waived and expenses absorbed by PIC to limit the Portfolio's expenses. Effective June 29, 2002, the fund pays advisory fees directly to PIC. Advisory fees for the period from June 29, 2002, to October 31, 2002, represented an effective annual rate of 0.50% of the fund's average net assets.

C. Prior to June 29, 2002, PIC provided administrative services to the fund for a fee of 0.20% of the fund's average net assets. In addition, PIC provided distribution services to the fund under a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. The 12b-1 Plan provided for payment of fees to PIC at an annual rate of up to 0.25% of the fund's average net assets as reimbursement for distribution-related expenses. PIC also provided shareholder services to the fund for a fee of 0.15% of the fund's average net assets. PIC voluntarily agreed to limit the fund's expenses, including expenses allocated from the Portfolio, to 1.39% of the fund's average net assets. For the period October 31, 2001, through June 28, 2002, PIC waived $42,000 of its fees, representing all fees due to it, and absorbed $39,000 of fund expenses

     Prior to June 29, 2002, U.S. Bancorp Fund Services, LLC, provided certain administrative services to the fund for a fee of $15,000 per year. Quasar Distributors, LLC, a registered broker-dealer, acted as principal underwriter in connection with the offering of the fund's shares. Quasar is an affiliate of U.S. Bancorp. Quasar received commissions of $1,000 from sales or redemptions of fund shares during the period October 31, 2001, to June 28, 2002.

D. Effective June 29, 2002, The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2002, the fund had contributed capital of $5,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.00% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

E. During the year ended October 31, 2002, the fund purchased $82,471,000 of investment securities and sold $70,406,000 of investment securities other than temporary cash investments.

     At October 31, 2002, the fund had available a capital loss carryforward of $9,269,000 to offset future net capital gains of $6,769,000 through October 31, 2009 and $2,500,000 through October 31, 2010.

     At October 31, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $2,775,000, consisting of unrealized gains of $790,000 on securities that had risen in value since their purchase and $3,565,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF VANGUARD MID-CAP GROWTH FUND:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Mid-Cap Growth Fund (formerly Provident Investment Counsel Mid Cap Fund A, hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period December 31, 1997
(commencement of operations) through October 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 11, 2002

INVESTING IS FAST AND EASY ON VANGUARD.COM

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control  of your own  investments.  Vanguard.com  was  built for  you--and  it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE
Log on to Vanguard.com and:
*    See what you own (at Vanguard and  elsewhere) and how you're doing by using
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*    Compare your holdings with industry benchmarks.
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*    Invest online and even manage the mail you get from us. (Prefer to get fund
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PLAN YOUR INVESTMENTS WITH CONFIDENCE
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     Be a Tax-Savvy Investor.
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Find out what Vanguard.com can do for you. Log on today!

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
(California, Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
(California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small-Cap Index Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money. This page intentionally left blank.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*           Chairman of the Board,          Chairman of the Board, Chief Executive Officer, and
(1954)                     Chief Executive Officer,        Director/Trustee of The Vanguard Group, Inc., and of each of the
May 1987                   and Trustee                     investment companies served by The Vanguard Group.
                           (112)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS           Trustee                         The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                     (112)                           to Greenwich Associates (international business strategy consulting);
January 2001                                               Successor Trustee of Yale University; Overseer of the Stern School of
                                                           Business at New York University; Trustee of the Whitehead Institute
                                                           for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA             Trustee                         Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                     (90)                            Chairman (January-September 1999), and Vice President (prior to
December 2001                                              September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                                           Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council;
                                                           Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN     Trustee                         Vice President, Chief Information Officer, and Member of the Executive
(1950)                     (112)                           Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                                  Director of the Medical Center at Princeton and Women's Research
                                                           and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL          Trustee                         Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                     (110)                           Director of Vanguard Investment Series plc (Irish investment fund) (since
May 1977                                                   November 2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                                                           America, BKF Capital (investment management), The Jeffrey Co.
                                                           (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.      Trustee                         Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                     (112)                           Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                               Goodrich Corporation (industrial products/aircraft systems and services);
                                                           Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON         Trustee                         Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                     (112)                           (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                                 Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


====================================================================================================================================
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE      OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (112)                           (since September 1997); Secretary of The Vanguard Group and of
June 2001                                                  each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).

------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (112)                           investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.
F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.
Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.
Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.
George U. Sauter, Quantitative Equity Group.
--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------


Vanguard,  The  Vanguard  Group,  Vanguard.com,   Admiral,   Consolidated  View,
Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500[R], Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

                                                                     [SHIP LOGO]
                                                           THE VANGUARD GROUP[R]
                                                            POST OFFICE BOX 2600
                                                     VALLEY FORGE, PA 19482-2600

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.


All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
WWW.VANGUARD.COM

FUND INFORMATION
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                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                    Q3010 122002

VANGUARD(R) SELECTED VALUE FUND

ANNUAL REPORT
OCTOBER 31, 2002



[THE VANGUARD GROUP LOGO]

EARNING YOUR TRUST EVERY DAY

     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.

--John J. Brennan

Chairman and Chief Executive Officer

[PHOTO OF JOHN J. BRENNAN]
/S/ JOHN J. BRENNAN


--------------------------------------------------------------------------------
Summary

* During fiscal 2002, Vanguard Selected Value Fund returned -5.4%, a shortfall to its mid-cap value benchmarks but a better performance than the broad market.

* The stock market was plagued by weak corporate earnings, accounting scandals, a tepid economy, and talk of war. Broad indexes hit multiyear lows in October.

* Mid-Cap and value-oriented stocks--those with low prices relative to fundamental measures such as earnings and book value--were among the strongest performers during the period.

Contents

   1 Letter from the Chairman

   5 Report from the Adviser

   8 Fund Profile

   9 Glossary of Investment Terms

  10 Performance Summary

  11 Your Fund's After-Tax Returns

  12 Financial Statements

  20 Advantages of Vanguard.com
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN


Fellow Shareholder,

During the 12 months ended October 31, 2002, Vanguard(R) Selected Value Fund returned -5.4%, a modest shortfall compared with the returns of its mid-capitalization value benchmarks, but a better result than the double-digit decline in the broad market, as measured by the Wilshire 5000 Total Market Index. The table below presents the total returns for your fund and its comparative standards.

--------------------------------------------
2002 TOTAL RETURNS      FISCAL YEAR ENDED
                               OCTOBER 31
--------------------------------------------
VANGUARD SELECTED VALUE FUND         -5.4%
Average Mid-Cap Value Fund*          -5.1
Russell Midcap Value Index           -3.0
Wilshire 5000 Index                 -13.4
--------------------------------------------
*Derived from data provided by Lipper Inc.


     Mid-cap and value-oriented stocks--those with low prices relative to fundamental measures such as earnings and book value--were among the strongest performers in an extremely challenging stock market. But in the past year, "strength" was a relative term. Even the "good" performers generally suffered declines. Selected Value earned impressive returns in attractively valued companies that were later acquired, but forfeited those gains to investments such as hard-hit energy-related stocks.

     The per-share dividend payment and price change that made up your fund's total return appear on page 4.


Stocks Faltered; the Fed Cut

Interest Rates Weak corporate earnings, several accounting scandals, a tepid economy, and talk of war with Iraq plagued the stock market, with broad indexes hitting multiyear lows in early October. A strong rebound in the final weeks of the fiscal year was not enough to lift the broad market out of a double-digit loss.

     The troubles were widespread, but smaller companies held up better than large companies. And value stocks lost less ground than growth issues, those stocks whose valuations are based on expectations of above-average earnings increases.

     International markets did not provide much shelter. Stocks outside the United States, as measured by the Morgan Stanley Capital International All Country World Index Free ex USA, declined -10.9% in U.S. dollars. That figure would have been worse had it not been for the emerging markets, which defied the trend by



                                                  ------------------------------
                                                      If you hold Selected Value
                                                       in a taxable account, you
                                                   may wish to review the fund's
                                                              after-tax returns,
                                                        which appear on page 11.
                                                  ------------------------------
providing positive returns as a group.


--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 2002
                                                  ------------------------------
                                                 ONE          THREE         FIVE
                                                YEAR          YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                -14.6%         -11.7%        0.7%
Russell 2000 Index (Small-caps)                -11.6           -3.2        -1.7
Wilshire 5000 Index (Entire market)            -13.4          -11.3         0.1
MSCI All Country World Index Free
  ex USA (International)                       -10.9          -13.1        -3.0
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                      5.9%           9.2%        7.4%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index              6.2            8.2         6.3
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                       1.9            4.1         4.4
================================================================================
CPI
Consumer Price Index                             2.0%           2.5%        2.3%
--------------------------------------------------------------------------------

     The U.S. economy recovered from 2001's recession, but its expansion was less than robust. Nevertheless, in a promising sign, business spending on computer hardware and software grew modestly in the second half of the fiscal year after a lengthy period of steep declines. And corporate profits in the third calendar quarter of 2002 were, on average, up modestly from the weak numbers reported a year earlier.

     Meanwhile, near-stable prices allowed the Federal Reserve Board to continue cutting interest rates to spur the economy. Early in the fiscal year, the Fed twice cut its target for the federal funds rate--the interest charged on overnight loans between banks--by a total of 75 basis points (0.75 percentage point), to 1.75%, the lowest level in four decades. (Just after the fiscal year-end, the Fed made yet another cut, bringing the target rate to 1.25%.)


Downgrades and Defaults Rose, but Bonds Posted Solid Returns

Bonds generated respectable returns, with the Lehman Brothers Aggregate Bond Index--a proxy for taxable investment-grade bonds--gaining 5.9%. But corporate issues were dogged by downgrades and defaults.

     The credit problems in the corporate sector made government and agency securities, which have essentially no credit risk (or very little), especially appealing to investors, and these securities posted the bond market's highest returns. In early October, the yield of the 10-year U.S. Treasury note fell to 3.61%--its lowest level in more than 40 years. (Yields move in the opposite direction from bond prices.) At fiscal year-end, the 10-year Treasury's yield was 3.89%, down 34 basis points from the start of the period.

Distinctive Philosophy Yielded Success and Disappointment

     Though the Selected Value Fund was up 22.3% through the first half of its 2002 fiscal year, the sharp retreat among all stocks during the second half of the year resulted in a -5.4% loss for the full 12 months. Although this loss is clearly disappointing, the fund's return was significantly better than that of the broad stock market. The difference reflects the fund's emphasis on mid-cap value stocks, which were among the market's strongest performers.

     Among mid-cap value stocks, Selected Value's successes were offset by losses in the utilities and "other energy" sectors, but both the gains and declines were representative of the fund's distinctive investment character.

     Selected Value looks for stocks that are out of favor. This approach can turn up companies that the market has simply misjudged, but it may also lead to troubled companies. In the latter case, the fund's adviser, Barrow, Hanley, Mewhinney & Strauss, decides to invest if it believes that the company's problems are temporary and that the stock will ultimately produce good returns.

     During fiscal 2002, the troubled companies were a big detractor from the fund's overall return. Several utilities and energy-related businesses owned by the fund struggled in the wake of Enron's implosion and the turmoil in the energy-trading and production markets. On the other hand, the same emphasis on out-of-favor stocks was responsible for the fund's better results. Selected Value booked nice gains on packaging company Jefferson Smurfit Group and on Golden State Bancorp, both of which were acquired. Your fund recognized that these stocks represented attractive values before the ultimate buyer had reached the same conclusion.

                                                     ---------------------------
                                                           Several utilities and
                                                               energy businesses
                                                               struggled, but we
                                                           booked solid gains on
                                                           two takeover targets:
                                                           Jefferson Smurfit and
                                                           Golden State Bancorp.
                                                     ---------------------------


Long-Term Record Has Shown Steady Improvement

In recent years, Selected Value's distinctive approach has earned it respectable results. Its long-term track record--shown in the table below--would be better than respectable if not for the fund's poor relative performance during its first three years of existence.

     The fund has generated more-competitive returns since 1999, when current portfolio manager James Barrow assumed his duties. To illustrate, a $25,000 investment in Selected Value made in January 1999 would be worth $28,541 today. The same investment in the average mid-cap value fund would be worth $29,833, while $25,000 invested in the Russell Midcap Value Index would have increased to $26,518. Although it would be a mistake to make too much of the fund's

-----------------------------------------------------------------
TOTAL RETURNS                         FEBRUARY 15, 1996*, THROUGH
                                                 OCTOBER 31, 2002
                                ---------------------------------
                                  AVERAGE          FINAL VALUE OF
                                   ANNUAL               A $25,000
                                   RETURN      INITIAL INVESTMENT
-----------------------------------------------------------------
Selected Value Fund                  4.1%                 $32,759
Average Mid-Cap Value Fund            8.6                  43,431
Russell Midcap Value Index            8.4                  42,919
Wilshire 5000 Index                   5.6                  36,084
-----------------------------------------------------------------
*The fund's inception date.

performance over this relatively short period, we're nevertheless reassured by the fund's seeming success in addressing its earlier troubles, and we remain confident that the fund's current strategy is a productive approach to mid-cap value stocks.

     Vanguard ensures that you receive your maximum share of any profits produced by the fund's holdings by keeping your investment costs low. In fiscal 2002, Selected Value Fund carried an expense ratio--annual operating costs as a percentage of average net assets--of just 0.74%. The average mid-cap value fund charged 1.53%, more than twice as much.

Focus on the Plan, Not Performance

After almost three years of declining stock markets, most Vanguard shareholders have succeeded in staying the course. We salute your steadfastness, and consider it a good omen for your ultimate success in meeting your goals. Emotional responses to the financial markets are rarely productive. Investing is a long-term undertaking, and building the wealth necessary to meet significant long-term goals takes time and perspective. To put it another way, we need the ability to withstand the stock market's downs in order to profit from its ups.

     We counsel investors to develop and stick with a sensible long-term investment plan, one that includes a mix of stock, bond, and money market funds in proportions suited to your circumstances and your goals. Vanguard Selected Value Fund can be one component of that plan. It provides exposure to a narrow sector of the market, but if complemented by more broadly diversified stock funds, the fund can be an important vehicle for helping you to meet your goals.

     We thank you for entrusting your assets to us.


Sincerely,
/S/ JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer                           November 11, 2002

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            OCTOBER 31, 2001-OCTOBER 31, 2002

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                                       STARTING      ENDING     INCOME   CAPITAL
                                    SHARE PRICE SHARE PRICE  DIVIDENDS     GAINS
--------------------------------------------------------------------------------
Selected Value Fund                      $12.07      $11.27      $0.17     $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

Vanguard Selected Value Fund posted a return of -5.4% for the 12 months ended October 31, 2002, compared with results of -3.0% for the Russell Midcap Value Index and -5.1% for the average mid-capitalization value fund. While mid-cap companies gave a better account of themselves than larger ones in the period, it is never a good moment when we have to report a negative return. The past fiscal year was indeed difficult. Beginning in July, there seemed to be no safe place for investors to hide.

     Many people are asking, "What should I do?" We recommend that investors take a long-term view, stay in the race, and don't tamper with their asset allocations. We also recommend that investors use equities for return and fixed income investments for stability.

The Investment Environment

It's been said that "the opera isn't over 'til the fat lady sings." We also have long heard that a bear market isn't over until investors capitulate. One is easy to hear; the other is more problematic. No loud bell will ring when investors finally give up hope, but we can certainly listen for any tinkling sounds.

     According to the Investment Company Institute, the level of redemptions from equity funds reached an all-time high in the three months ended September
30. Money flows usually follow performance: For the first nine months of calendar 2002, investments in bond funds were up 73% over 2001's brisk pace for the same period. But these investments will generate low absolute and relative returns going forward because interest rates have fallen so low.

     More tinkling sounds, perhaps: Consumer confidence indicators fell by a record amount in October. And in the middle of the month, the interest rate spread between the highest-quality bonds (U.S. Treasuries) and the lowest investment-grade credits was the largest since the Great Depression.

     Corporate America now lives in fear of the credit-rating agencies. Rating pronouncements, which in the past were lagging indicators of a company's health, are dictating corporate policies, including dividend distributions. This is a reaction to the tragedies of Enron, WorldCom, et al., whose accounting irregularities should have been noticed sooner and reflected in their bond ratings before the last days.


                                           -------------------------------------
                                                           INVESTMENT PHILOSOPHY

                                              The adviser believes that superior
                                                    long-term investment results
                                                  can be obtained by emphasizing
                                                      medium-size companies with
                                                   reasonable financial strength
                                               whose stocks are out of favor and
                                                undervalued by the market, often
                                              because of special situations that
                                             have temporarily depressed profits.
                                           -------------------------------------

     On October 10, the Dow Jones Industrial Average traded in a 5% range on light volume. We sensed lots of fear. At about the same time, some well-known bond fund managers were forecasting sharply lower equity prices--perhaps a little self-serving?

     For the 12 months ended October 31, dividend yields, while lower than during some other market bottoms, were higher than the year-over-year increase in the Consumer Price Index for the first time since the 1960s. The Treasury bill rate was below the CPI, something that usually occurs only when inflation is very high. Price/earnings (P/E) ratios, while not at an all-time low, were consistent with their levels at other market bottoms when adjusted for the low short-term interest rates and rate of inflation. The spread between 10-year Treasury notes and top-quality, Aaa-rated corporate bonds was higher than it's been in 100 years. While difficult to measure, market volatility seemed extreme.

     Today, we feel it's possible that the severe pressure concerning companies' creditworthiness is easing and that the worst is over. However, because of the fundamentals of the economy, any recovery in equities is likely to be tepid.

Our Successes

Jefferson Smurfit Group and Golden State Bancorp performed well during the past six months, as they both were acquired. Deluxe benefited from a stable business and a huge share-repurchase program. Fortune Brands and Royal Caribbean Cruises saw fundamental improvements in their business.

Our Shortfalls

Our shortfalls centered on companies in the energy business and on those with credit downgrades, including TECO Energy, Reliant Resources, Hanover Compressor, Allegheny Energy, and Aquila. However, we were able to eliminate our holdings in Allegheny Energy and Aquila at significantly higher prices than we paid for them.

Our Portfolio Positioning

At the end of fiscal 2002, our portfolio's P/E ratio was lower than that of the broad market, and the companies represented in the fund were doing better than the market averages in terms of earnings. In the current environment, a portfolio with a P/E below the market average and a dividend yield much higher than the market's could generate a reasonable total return--not the 20% expected in the late 1990s, but well above the current 2% to 3% yields for short- to intermediate-term government bonds. We feel the fund is positioned to generate good relative returns in this kind of stock market.


James P. Barrow, Portfolio Manager
Barrow, Hanley, Mewhinney & Strauss, Inc.

November 13, 2002

--------------------------------------------------------------------------------
PORTFOLIO CHANGES                             FISCAL YEAR ENDED OCTOBER 31, 2002

                    COMMENTS
--------------------------------------------------------------------------------
NEW HOLDINGS
Equity Office       This company is the nation's  largest office property owner,
Properties          with  the best  management  team in the  business.  It has a valuation level significantly below that of its peer group and also below the net value of its own properties, and it boasts a secure dividend yield of more than 7.5%. We view this as a stable investment with earnings, yield, and valuation leveraged to an improving economy.


Mylan Laboratories  Mylan's  prospects  for  accelerated   earnings  growth  are
                    tremendous owing to its leading market share and competitive positioning in the generic drug business.  However,  when we
                    bought   it,   the  stock  was   valued  at  just  12  times
                    earnings--below  its  historical  average and  substantially below general valuations in the pharmaceutical  group. Mylan has a solid  balance  sheet  (with  significant  cash),  the
                    strongest   pipeline   in   its   history,   and   a   large
                    stock-repurchase program. We see substantial upside in its valuation.


IKON Office         After a  decline  of nearly  40% in its  stock  price due to
Solutions           factors  unrelated to its fundamentals (an issuance of stock combined with the company's  removal from a stock index), we established a position in IKON at around 7 times earnings.
================================================================================
ELINIMATED
Smurfit-Stone       We sold this stock in order to buy MeadWestvaco. Both should
Container           react similarly to economic  improvements,  but MeadWestvaco
(spin-off of        has a larger dividend yield and a cheaper valuation.
Jefferson
Smurfit Group)
--------------------------------------------------------------------------------
Anthem              This holding was sold because it met our price objective.
--------------------------------------------------------------------------------
WellPoint Health    This holding was sold because it met our price objective.
Networks
================================================================================



                                                      See page 12 for a complete
                                                 listing of the fund's holdings.

Fund Profile                                              As of October 31, 2002

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.


Selected Value Fund
---------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                  COMPARATIVE        BROAD
                                   FUND                INDEX*      INDEX**
---------------------------------------------------------------------------
Number of Stocks                     39                   609        5,691
Median Market Cap                 $3.7B                 $3.9B       $28.0B
Price/Earnings Ratio              16.8x                 19.4x        22.6x
Price/Book Ratio                   1.5x                  1.6x         2.5x
Yield                              2.5%                  2.6%         1.7%
Return on Equity                  14.6%                 14.0%        21.4%
Earnings Growth Rate              13.1%                  5.7%         9.3%
Foreign Holdings                   0.0%                  0.0%         0.3%
Turnover Rate                       50%                    --           --
Expense Ratio                     0.74%                    --           --
Cash Investments                   5.5%                    --           --
---------------------------------------------------------------------------


-------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------
Royal Caribbean Cruises, Ltd.                3.7%
  (leisure)
BJ Services Co.                              3.5
  (oil)
Kerr-McGee Corp.                             3.4
  (oil)
UST, Inc.                                    3.4
  (tobacco)
Ambac Financial Group, Inc.                  3.3
  (financial services)
Radian Group, Inc.                           3.3
  (financial services)
GlobalSantaFe Corp.                          3.2
  (energy)
ITT Industries, Inc.                         3.2
  (conglomerate)
Entergy Corp.                                3.1
  (electric utilities)
Equity Office Properties Trust REIT          3.1
  (real estate)
-------------------------------------------------
Top Ten                                     33.2%
-------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                    COMPARATIVE                 BROAD
                      FUND               INDEX*    FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared             0.86                 1.00    0.33          1.00
Beta                  1.10                 1.00    0.59          1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                              COMPARATIVE         BROAD
                               FUND                INDEX*       INDEX**
--------------------------------------------------------------------------------
Auto & Transportation          3.2%                  4.5%          2.6%
Consumer Discretionary         15.8                  13.0          15.4
Consumer Staples               12.5                   3.1           7.7
Financial Services             24.7                  31.8          22.6
Health Care                     6.5                   3.8          14.2
Integrated Oils                 3.6                   1.8           3.6
Other Energy                   10.0                   4.8           2.0
Materials & Processing          6.2                  10.0           3.6
Producer Durables               1.8                   5.4           3.8
Technology                      0.0                   5.3          12.7
Utilities                       6.4                  13.2           6.8
Other                           9.3                   3.3           5.0
--------------------------------------------------------------------------------

--------------------------
INVESTMENT FOCUS

MARKET CAP          MEDIUM
STYLE               VALUE
--------------------------



                                                            Visit our website at
                                                                www.vanguard.com
                                         for regularly updated fund information.

*Russell Midcap Value Index.
**Wilshire 5000 Index.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                       AS OF OCTOBER 31, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


SELECTED VALUE FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE February 15, 1996-October 31, 2002

QUARTER        SELECTED   AVERAGE MID-      RUSSELL      WILSHIRE
ENDING            VALUE     CAP VALUE        MIDCAP    5000 INDEX
                                 FUND   VALUE INDEX
2/15/1996         25000         25000         25000         25000
   199604         26575         26529         25374         25678
   199607         23725         25122         24424         24751
   199610         25175         27521         27077         27279
   199701         27627         29956         29557         30298
   199704         26916         29129         29879         30207
   199707         33341         34860         35251         36434
   199710         32960         35747         35876         35897
   199801         31835         36013         37757         37962
   199804         35887         40772         42117         43272
   199807         29954         36393         39172         42642
   199810         27094         33499         37936         41206
   199901         27839         35819         39519         48317
   199904         29027         37429         42915         50681
   199907         30573         38839         42495         50466
   199910         26928         36410         40099         51785
   200001         25611         38147         38001         55193
   200004         29150         41549         40989         56667
   200007         29318         42377         41079         55936
   200010         32070         44285         44852         55983
   200101         33875         47787         47997         53251
   200104         36371         49888         49024         48659
   200107         39124         52450         49545         47521
   200110         34621         45755         44234         41669
   200201         37614         51008         49790         45098
   200204         42352         54857         53148         43853
   200207         35288         47279         45736         37038
   200210         32759         43431         42919         36084




                                AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED OCTOBER 31, 2002
                                ------------------------------      FINAL VALUE
                                  ONE       FIVE        SINCE      OF A $25,000
                                 YEAR      YEARS    INCEPTION        INVESTMENT
--------------------------------------------------------------------------------
Selected Value Fund*           -6.31%     -0.12%        4.11%          $32,759
Average Mid-Cap Value Fund**    -5.08       3.97         8.58           43,431
Russell Midcap Value Index      -2.97       3.65         8.39           42,919
Wilshire 5000 Index            -13.40       0.10         5.62           36,084
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) FEBRUARY 15, 1996-OCTOBER 31, 2002

SCALE -30 TO 50%

                SELECTED VALUE FUND       RUSSELL MIDCAP VALUE INDEX
1996                    0.7%                            8.3%
1997                   30.9                            32.5
1998                  -17.8                             5.7
1999                   -0.6                             5.7
2000                   19.1                            11.9
2001                    8.0                            -1.4
2002                   -5.4                            -3.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.


                                                            SINCE INCEPTION
                                     ONE     FIVE    ---------------------------
                     INCEPTION DATE YEAR    YEARS    CAPITAL   INCOME      TOTAL
--------------------------------------------------------------------------------
Selected Value Fund      2/15/1996 -7.40%   -1.46%      2.90%    1.07%     3.97%
  Fee-Adjusted Returns*            -8.31    -1.46       2.90     1.07      3.97
--------------------------------------------------------------------------------



*Reflective of the 1% fee that is assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 16 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      PERIODS ENDED OCTOBER 31, 2002

                                                                           SINCE
                                        ONE YEAR*     FIVE YEARS     INCEPTION**
                                        ----------------------------------------
Selected Value Fund
Returns Before Taxes                       -6.31%          -0.12%          4.11%
Returns After Taxes on Distributions       -6.80           -0.97           3.36
Returns After Taxes on Distributions
        and Sale of Fund Shares            -3.84           -0.44           3.03
--------------------------------------------------------------------------------
*Reflective of the 1% fee that is assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years.
**February 15, 1996.

FINANCIAL STATEMENTS                                      AS OF OCTOBER 31, 2002


STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
SELECTED VALUE FUND                        SHARES         (000)
---------------------------------------------------------------
COMMON STOCKS (94.5%)
---------------------------------------------------------------
AUTO & Transportation (3.0%)
Genuine Parts Co.                       1,072,700        31,688
                                                     ----------
CONSUMER DISCRETIONARY (14.9%)
  Royal Caribbean Cruises, Ltd.         2,111,600        38,769
  Viad Corp.                            1,369,700        26,600
  IKON Office Solutions, Inc.           3,750,400        26,553
* Service Corp. International           7,021,700        22,118
  The Stanley Works                       647,800        20,969
  Wendy's International, Inc.             385,900        12,225
  Dollar General Corp.                    756,500        10,561
                                                       --------
                                                        157,795
                                                       --------
CONSUMER STAPLES (11.8%)
  UST, Inc.                             1,170,700        35,812
  Carolina Group                        1,603,600        32,072
* Dean Foods Co.                          760,400        28,507
  R.J. Reynolds Tobacco
    Holdings, Inc.                        695,400        28,198
                                                       --------
                                                        124,589
                                                       --------
FINANCIAL SERVICES (23.3%)
  Ambac Financial Group, Inc.             562,900        34,787
  Radian Group, Inc.                      985,700        34,766
  Equity Office Properties
    Trust REIT                          1,376,100        33,136
  Crescent Real Estate, Inc. REIT       2,135,900        31,504
  Deluxe Corp.                            641,900        29,669
  American Financial Group, Inc.        1,192,800        27,649
  SLM Corp.                               259,500        26,661
  Ryder System, Inc.                      676,300        15,521
  TCF Financial Corp.                     303,200        12,868
                                                       --------
                                                        246,561
                                                       --------

HEALTH CARE (6.1%)
  Mylan Laboratories, Inc.                928,400        29,217
  IMS Health, Inc.                      1,483,300        22,309
* VISX Inc.                             1,650,800        13,388
                                                       --------
                                                         64,914
                                                       --------
INTEGRATED OILS (3.4%)
  Kerr-McGee Corp.                        830,500        36,127
                                                       --------

OTHER ENERGY (9.4%)
* BJ Services Co.                       1,215,500        36,866
  GlobalSantaFe Corp.                   1,433,785        34,267
* Hanover Compressor Co.                1,782,900        18,703
* Reliant Resources, Inc.               5,230,000         9,832
                                                        -------
                                                         99,668
                                                        -------
MATERIALS & Processing (5.9%)
  Eastman Chemical Co.                    735,100        26,713
  MeadWestvaco Corp.                    1,025,000        21,474
  Millennium Chemicals, Inc.            1,505,100        13,952
                                                        -------
                                                         62,139
                                                        -------
PRODUCER DURABLES (1.7%)
  Goodrich Corp.                        1,217,700        18,387
                                                        -------

UTILITIES (6.1%)
  Entergy Corp.                           755,000        33,288
  TECO Energy, Inc.                     2,068,900        30,620
                                                        -------
                                                         63,908
                                                        -------

---------------------------------------------------------------
                                                         MARKET
                                                         VALUE*
SELECTED VALUE FUND                        SHARES         (000)
---------------------------------------------------------------
OTHER (8.9%)
  ITT Industries, Inc.                    518,800        33,712
  Fortune Brands, Inc.                    609,400        30,507
  Brunswick Corp.                       1,456,100        29,967
                                                         ------
                                                         94,186
                                                         ------

---------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $1,149,015)                                     999,962
---------------------------------------------------------------
                                             FACE
                                           AMOUNT
                                            (000)
---------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.9%)
---------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.92%, 11/1/2002                        $27,610        27,610
  1.92%, 11/1/2002--Note G                 55,829        55,829
---------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $83,439)                                         83,439
---------------------------------------------------------------
TOTAL INVESTMENTS (102.4%)
  (Cost $1,232,454)                                   1,083,401
---------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.4%)
---------------------------------------------------------------
Other Assets--Note C                                     33,109
Security Lending Collateral
  Payable to Brokers--Note G                            (55,829)
Other Liabilities                                        (2,665)
                                                       --------
                                                        (25,385)
                                                       --------
---------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------
Applicable to 93,882,875 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                          $1,058,016
===============================================================
NET ASSET VALUE PER SHARE $11.27
===============================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
REIT--Real Estate Investment Trust.

---------------------------------------------------------------
                                           AMOUNT           PER
                                            (000)         SHARE
---------------------------------------------------------------
AT OCTOBER 31, 2002, NET ASSETS CONSISTED OF:
---------------------------------------------------------------
Paid-in Capital                        $1,249,675        $13.31
Undistributed Net
  Investment Income                        14,996           .16
Accumulated Net
  Realized Losses--Note F                 (57,602)         (.61)
Unrealized Depreciation--Note F          (149,053)        (1.59)
---------------------------------------------------------------
NET ASSETS                             $1,058,016        $11.27
===============================================================

Statement of Operations

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                             SELECTED VALUE FUND
                                                     YEAR ENDED OCTOBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $ 25,725
  Interest                                                                   708
  Security Lending                                                           907
--------------------------------------------------------------------------------
        Total Income                                                      27,340
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fee                                                                2,932
  Performance Adjustment                                                     713
The Vanguard Group--Note C
  Management and Administrative                                            4,770
  Marketing and Distribution                                                 165
Custodian Fees                                                                21
Auditing Fees                                                                 12
Shareholders' Reports and Proxies                                             51
Trustees' Fees and Expenses                                                    1
--------------------------------------------------------------------------------
  Total Expenses                                                           8,665
  Expenses Paid Indirectly--Note D                                         (442)
--------------------------------------------------------------------------------
  Net Expenses                                                             8,223
--------------------------------------------------------------------------------
NET INVESTMENT INCOME 19,117
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (54,412)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
  INVESTMENT SECURITIES                                                 (86,264)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $(121,559)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                        SELECTED VALUE FUND
                                                      -----------------------
                                                       YEAR ENDED OCTOBER 31,
                                                      -----------------------
                                                           2002            2001
                                                          (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net Investment Income                                $ 19,117         $ 9,667
  Realized Net Gain (Loss)                              (54,412)          9,930
  Change in Unrealized Appreciation (Depreciation)      (86,264)        (62,844)
   Net Increase (Decrease) in Net Assets
   Resulting from Operations                           (121,559)        (43,247)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                 (12,795)         (3,807)
  Realized Capital Gain                                      --              --
--------------------------------------------------------------------------------
Total Distributions                                     (12,795)         (3,807)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                598,502       1,050,971
  Issued in Lieu of Cash Distributions                   11,420           3,510
  Redeemed*                                            (320,462)       (256,093)
    Net Increase (Decrease) from Capital
    Share Transactions                                  289,460         798,388
  Total Increase (Decrease)                             155,106         751,334
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                   902,910         151,576
--------------------------------------------------------------------------------
  End of Period                                      $1,058,016       $ 902,910
================================================================================
1Shares Issued (Redeemed)
  Issued                                                 44,189          82,272
  Issued in Lieu of Cash Distributions                      900             313
  Redeemed                                              (26,037)        (21,030)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding          19,052          61,555
================================================================================
*Net of redemption fees of $1,101,000 and $75,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


SELECTED VALUE FUND
------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                             -----------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                    2002     2001     2000     1999      1998
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $12.07   $11.42   $ 9.75   $10.23    $12.98
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                            .21      .15      .27      .12       .07
  Net Realized and Unrealized Gain (Loss) on Investments*         (.84)     .74     1.56     (.19)    (2.31)
------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                               (.63)     .89     1.83     (.07)    (2.24)
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                            (.17)    (.24)    (.16)    (.08)     (.05)
  Distributions from Realized Capital Gains                         --       --       --     (.33)     (.46)
------------------------------------------------------------------------------------------------------------
   Total Distributions                                            (.17)    (.24)    (.16)    (.41)     (.51)
------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE, END OF PERIOD                                $11.27   $12.07   $11.42   $ 9.75    $10.23
============================================================================================================
   TOTAL RETURN**                                               -5.38%    7.95%   19.10%   -0.61%   -17.80%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (Millions)                          $1,058     $903     $152     $193      $152
  Ratio of Total Expenses to Average Net Assets                   0.74%    0.70%    0.63%    0.73%     0.65%
  Ratio of Net Investment Income to Average Net Assets            1.63%    1.67%    2.40%    1.31%     0.58%
  Portfolio Turnover Rate                                           50%      67%      40%     102%       47%
============================================================================================================
*Includes an increase from redemption fees of $.01 in 2002.
**Total  returns do not reflect the 1% fee  assessed  on  redemptions  of shares purchased on or after August 7, 2001, and held for less than five years.

NOTES TO FINANCIAL STATEMENTS

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combination of the Russell Midcap Value Index and the previous benchmark index, the Russell Midcap Index. For the year ended October 31, 2002, the investment advisory fee represented an effective annual basic rate of 0.25% of the fund's average net assets before an increase of $713,000 (0.06%) based on performance. The change in benchmark to the Russell Midcap Value Index will be fully phased in by July 2004.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2002, the fund had contributed capital of $213,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.21% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the year ended October 31, 2002, these arrangements reduced the fund's expenses by $442,000 (an annual rate of 0.04% of average net assets).

E. During the year ended October 31, 2002, the fund purchased $819,068,000 of investment securities and sold $563,781,000 of investment securities, other than temporary cash investments.

F. At October 31, 2002, the fund had available a capital loss carryforward of $57,536,000 to offset future net capital gains of $2,092,000 through October 31, 2007, $1,032,000 through October 31, 2008, and $54,412,000 through October 31,
2010.
     At October 31, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $149,053,000, consisting of unrealized gains of $94,805,000 on securities that had risen in value since their purchase and $243,858,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at October 31, 2002, was $52,583,000, for which the fund held cash collateral of $55,829,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Selected Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Fund (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 11, 2002

--------------------------------------------------------------------------------
SPECIAL 2002 TAX INFORMATION
 (unaudited) for Vanguard Selected Value Fund

This information for the fiscal year ended October 31, 2002, is included pursuant to provisions of the Internal Revenue Code.
     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

INVESTING IS FAST AND EASY ON VANGUARD.COM

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control of your own investments. Vanguard.com was built for you--and it's getting better all the time.

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20

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
(California, Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
(California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small-Cap Index Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

------------------------------------------------------------------------------------------------------------------------------------
NAME                   POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)        (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE  OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*       Chairman of the Board,          Chairman of the Board, Chief Executive Officer, and
(1954)                 Chief Executive Officer,        Director/Trustee of The Vanguard Group, Inc., and of each of the investment
May 1987               and Trustee                     companies served by The Vanguard Group.
                       (112)
------------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
CHARLES D. ELLIS       Trustee                         The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                 (112)                           to Greenwich Associates (international business-strategy consulting);
January 2001                                           Successor Trustee of Yale University; Overseer of the Stern School of
                                                       Business at New York University; Trustee of the Whitehead Institute
                                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA         Trustee                         Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                 (90)                            Chairman (January-September 1999), and Vice President (prior to
December 2001                                          December 2001 September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                       (communications components); Board Member of the American Chemistry
                                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN Trustee                         Vice President, Chief Information Officer, and Member of the Executive
(1950)                 (112)                           Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                              Director of the Medical Center at Princeton and Women's Research
                                                       and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL      Trustee                         Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                 (110)                           Director of Vanguard Investment Series plc (Irish investment fund)
                                                       (since May 1977 November 2001), Vanguard Group (Ireland) Limited (Irish
                                                       investment management firm) (since November 2001), Prudential Insurance
                                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                       (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.  Trustee                         Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                 (112)                           Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich
                                                       January 1993 Corporation (industrial products/aircraft systems and services);
                                                       Director of the Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON     Trustee                         Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                 (112)                           (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                    POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)         (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE   OVERSEEN BY TRUSTEE/OFFICER)    PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
R. GREGORY BARTON       Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                  (112)                           (since September 1997); Secretary of The Vanguard Group, and of each
June 2001                                               of the investment companies served by The Vanguard Group; Principal of The Vanguard Group (prior to September 1997).
------------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS       Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the investment
(1957)                  (112)                           companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment
 Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
MORTIMOR J. BUCKLEY, Information Technology.
JAMES H. GATELY, Director Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Instititional Investor Group.
MICHAEL S. MILLER, Planning and Developement.
RALPH K. PACKARD, Chief Finanaicl Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard,  The  Vanguard  Group,  Vanguard.com,   Admiral,   Consolidated  View,
Explorer, LifeStrategy, Morgan, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R),  Standard & Poor's 500, and 500 are  trademarks  of The  McGraw-Hill
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Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard
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Calvert  Social  Index is a  trademark  of  Calvert  Group,  Ltd.,  and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335


(C)2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q9340 122002